                                                                  EXHIBIT (b)(3)


                  DISCLAIMER REGARDING FINANCIAL PRESENTATION
                          CONTAINED IN EXHIBIT (b)(3)

     THE FINANCIAL PRESENTATION OF STEPHENS INC. AS PROVIDED IN THIS EXHIBIT
(b)(3) IS PROVIDED PURSUANT TO THE RULES AND REGULATIONS OF THE SECURITIES AND EXCHANGE COMMISSION. THE PRESENTATION CONTAINS DETAILED INFORMATION REGARDING THE HISTORICAL FINANCIAL PERFORMANCE OF TREADCO, INC AND CERTAIN COMPARABLE COMPANIES AND TRANSACTIONS. STEPHENS OBTAINED THE HISTORICAL INFORMATION REGARDING TREADCO FROM TREADCO MANAGEMENT AND THE HISTORICAL INFORMATION REGARDING COMPARABLE COMPANIES AND TRANSACTIONS FROM INDUSTRY PUBLICATIONS AND OTHER SOURCES. STEPHENS HAS NOT INDEPENDENTLY VERIFIED ANY OF SUCH HISTORICAL INFORMATION.

     THE PRESENTATION ALSO CONTAINS DETAILED PROJECTIONS AND OTHER INFORMATION REGARDING THE FUTURE FINANCIAL PERFORMANCE OF TREADCO. SUCH PROJECTIONS WERE BASED ON ESTIMATES AND ASSUMPTIONS THAT ARE INHERENTLY SUBJECT TO SIGNIFICANT ECONOMIC AND COMPETITIVE UNCERTAINTIES, ALL OF WHICH ARE DIFFICULT TO PREDICT AND MANY OF WHICH ARE BEYOND THE CONTROL OF TREADCO. ACCORDINGLY, THERE CAN BE NO ASSURANCE THAT THE PROJECTED RESULTS CAN BE REALIZED OR THAT ACTUAL RESULTS WILL NOT BE MATERIALLY HIGHER OR LOWER THAN THOSE PROJECTED. THE PROJECTIONS WERE NOT PREPARED WITH A VIEW TO PUBLIC DISCLOSURE OR COMPLIANCE WITH THE PUBLISHED GUIDELINES OF THE COMMISSION OR THE GUIDELINES ESTABLISHED BY THE AMERICAN INSTITUTE OF CERTIFIED PUBLIC ACCOUNTANTS REGARDING PROJECTIONS OR FORECASTS. THE INCLUSION OF THE PROJECTIONS IN THIS EXHIBIT SHOULD NOT BE REGARDED AS AN INDICATION THAT STEPHENS, TREADCO, ARKANSAS BEST CORPORATION OR ANY OTHER PERSON WHO RECEIVED SUCH INFORMATION CONSIDERS IT AN ACCURATE PREDICTION OF FUTURE EVENTS. NEITHER STEPHENS, TREADCO, NOR ARKANSAS BEST CORPORATION INTENDS TO UPDATE, REVISE OR CORRECT SUCH PROJECTIONS IF THEY BECOME INACCURATE (EVEN IN THE SHORT TERM).

     A NUMBER OF FACTORS COULD CAUSE ACTUAL RESULTS TO DIFFER MATERIALLY FROM THE PROJECTIONS, INCLUDING GENERAL ECONOMIC CONDITIONS; COMPETITIVE INITIATIVES AND PRICING PRESSURES; AVAILABILITY AND COST OF CAPITAL; SHIFTS IN MARKET DEMAND; THE AVAILABILITY OF ALTERNATIVE PRODUCTS TO TREADCO CUSTOMERS AND PROSPECTIVE CUSTOMERS; WEATHER CONDITIONS; GOVERNMENT REGULATIONS; THE PERFORMANCE AND NEEDS OF INDUSTRIES SERVED BY TREADCO; ACTUAL FUTURE COSTS OF OPERATING EXPENSES SUCH AS THE PRICE OF OIL; SELF-INSURANCE CLAIMS AND EMPLOYEE WAGES AND BENEFITS; AND THE TIMING AND AMOUNT OF CAPITAL EXPENDITURES.

A PRESENTATION TO
================================================================================

  THE SPECIAL COMMITTEE OF THE BOARD OF DIRECTORS OF

  TREADCO, INC.

  REGARDING

  THE ABC PROPOSAL

                                 MARCH 15, 1999

                                STEPHENS INC.
                              INVESTMENT BANKERS

================================================================================

DISCLAIMER
================================================================================

            The historical financial information contained in this presentation has been obtained from Treadco but has not been independently verified. The projections contained in this presentation regarding the future financial performance of Treadco have been developed by Treadco management. Stephens Inc. has relied upon the accuracy of such historical financial information and projected financial results in preparing this presentation. Any inaccuracies in such historical financial information or projected financial results may change the conclusions expressed in this presentation. Stephens Inc. assumes no responsibility for any such inaccuracies in the historical financial information or projected financial results used in this presentation. This memorandum has been prepared as of March 15, 1998, and reflects information made available to us prior to such date. It does not include information regarding all of the assessments made by Stephens Inc. in arriving at its conclusions. This memorandum has been prepared solely for the use of the Special Committee of the Board of Directors. It is confidential and may not be disclosed or provided to any third parties without the written permission of Stephens Inc.

================================================================================

================================================================================

                               TABLE OF CONTENTS

================================================================================

TABLE OF CONTENTS
================================================================================

I.   Overview of ABC Proposal
II.  Historical Trading Analysis
III. Key Valuation Analysis

Appendix
       A. Financial Projections
       B. Comparable Publicly Traded Companies
       C. Comparable Acquisitions


================================================================================
                                                              STEPHENS INC.
                                                              INVESTMENT BANKERS

================================================================================

                            OVERVIEW OF ABC PROPOSAL

================================================================================

NEGOTIATIONS TIMETABLE
================================================================================

January 22nd                        Announcement by ABC to acquire all
                                    outstanding shares of Treadco not owned by ABC at $9.00 per share.

January 29th                        Special Committee retains Stephens to
                                    provide an opinion on the fairness of the offer price.

February 1Oth                       Special Committee meets with its advisors,
                                    Stephens and Kutak Rock, to discuss
                                    preliminary analysis by Stephens of the
                                    offer by ABC and the proposed transaction structure. At the request of the Special
                                    Committee, Stephens attempts to negotiate a higher price and, with Kutak Rock, changes in the transaction structure.

February 16th                       Special Committee meets telephonically with
                                    its advisors to discuss negotiations. At the request of the Special Committee, Stephens again attempts to negotiate with ABC a higher price and, with Kutak Rock, changes in the transaction structure.

February 25th                       Stephens meets telephonically with ABC to
                                    discuss the transaction. Stephens attempts to negotiate a higher price.

February 26th                       Stephens and Kutak Rock meet telephonically
                                    with ABC to discuss the negotiations of the transaction. Stephens attempts to negotiate a higher price.

================================================================================
                                                                   STEPHENS INC.
                                                              INVESTMENT BANKERS

NEGOTIATIONS TIMETABLE
================================================================================

      March 5th                     Special Committee meets telephonically with
                                    its advisors to discuss the negotiations.
                                    Based on ABC's repeated refusals to increase the offer price, the Special Committee makes final comments to the transaction documents.

      March 9th                     Special Committee and its advisors meet
                                    telephonically. Stephens and Kutak Rock
                                    advise the Special Committee that the final comments were acceptable to ABC.

================================================================================
                                                                   STEPHENS INC.
                                                              INVESTMENT BANKERS

OVERVIEW OF FAIRNESS OPINION
================================================================================

         Stephens Inc., in its role as financial advisor to the Special Committee of the Board of Directors of Treadco, concludes that the current proposal from ABC of $9.00 per share is fair from a financial point of view to the stockholders of Treadco. Several factors were taken into account to reach this determination:

           o Analysis of publicly available financial statements and reports

           o Analysis of internal financial and operating data including financial projections

           o      Review of historical trading activity of Treadco stock

           o Review of the financial performance and trading activity of the common stock of comparable publicly traded companies

           o      Review of the financial terms of comparable transactions

           o Review of the definitive merger agreement and related documents

           o Discussions with management about the future business prospects and potential strategic alternatives of the Company


         Stephens also notes that with the proxy from Shapiro Capital Management, ABC has voting control of approximately 71.1% of the outstanding shares.

================================================================================
                                       1                           STEPHENS INC.
                                                              INVESTMENT BANKERS

OVERVIEW OF ABC PROPOSAL
================================================================================

  Initial Proposal

      ABC initially proposed a two step transaction:

          Step 1:                   Treadco would self tender for all
          "The Tender"              outstanding common shares not currently
                                    owned by ABC. Funding for this step would have come from Treadco's current credit facility and a loan of up to $12 million from ABC.

          Step 2:                   A merger between Treadco and ABC with all
          "The Merger"              non-tendered shares receiving the right to
                                    $9.00 in cash per share. A Proxy statement would have been required in conjunction with the merger.


      Consummation of the Tender and the Merger could have occurred independently or the Tender could have been consummated while ABC, under certain circumstances, may not have been obligated to close the Merger.


================================================================================
                                       2                           STEPHENS INC.
                                                              INVESTMENT BANKERS

OVERVIEW OF ABC PROPOSAL
================================================================================
  Current Proposal

      ABC's current proposal includes the following:

              Step 1:               A tender offer by ABC for any and all
              "The Tender"          outstanding common shares of Treadco not
                                    currently owned by ABC at $9.00 per share.
                                    Funding for this step will come from ABC's credit facility.

              Step 1                A second step merger in which all remaining
              "The Merger"          shares are effectively cashed out at the
                                    offer price. ABC has a proxy from Shapiro
                                    Capital Management, Treadco's second largest shareholder at 21.5% of outstanding common, to vote for this merger.

================================================================================
                                       3                           STEPHENS INC.
                                                              INVESTMENT BANKERS

KEY FINANCIAL TERMS OF PROPOSAL
================================================================================

Proposed consideration in the ABC proposal consists of $9.00 per share in cash for the 2,575,055 shares outstanding not already owned by ABC for an aggregate value of $23.2 million. This is a premium of 33.3% over the closing price on December 23, 1998, 30 days prior to announcement. In addition, all debt outstanding will be assumed. Options and Performance Award Units will be cashed out in the transaction.

        Implied Transaction Value

           5.072 million shares @ $9.00 per share                $   45.7
           Equity Value of Stock Options and PAUs                     0.6
           Pro Forma Debt Assumed                                    11.7
           One-time Expenses                                          0.1
                                                                 --------
                  Total Transaction Value                        $   58.1


        Total Transaction Value/                          1998      1999E
                                                        -------- ---------

           Revenue                                         0.3x       0.3x
           EBITDA                                          5.9        4.8
           EBITA                                          15.9       10.7

        Transaction Value/

           Net Income                                     47.3x      17.1x
           Book Value                                      0.7        0.7



================================================================================
                                       4                           STEPHENS INC.
                                                              INVESTMENT BANKERS

ACQUISITION MATRIX
================================================================================

 Dollars in Thousands                                 30 Days
                                                      Before
                                                    Announcement                Offer Value Per Share
                                                    ------------    --------------------------------------------
       Per Share Price                              $       6.75    $       8.00    $       9.00    $      10.00
                                                    ------------    ------------    ------------    ------------
       Premium to Market                                                    18.5%           33.3%           48.1%

       Value of Common Equity                       $     34,238    $     40,578    $     45,650    $     50,723
       Fully Diluted Equity Transaction Value             34,863          41,203          46,275          51,347
       Aggregate Equity + Net Debt Value (a)              46,703          53,044          58,116          63,188



       Total Transaction Value/
              1998 Revenue                                   0.3x            0.3x            0.3x            0.3x
              Estimated 1999 Revenue                         0.2             0.3             0.3             0.3

              1998 EBITDA                                    4.7x            5.4x            5.9x            6.4x
              Estimated 1999 EBITDA                          3.9             4.4             4.8             5.2

              1998 EBITDA                                   12.7x           14.5x           15.9x           17.2x
              Estimated 1999 EBITDA                          8.6             9.7            10.7            11.6

------------------------

(a)      Total transaction includes net value of options and severance expenses.

================================================================================
                                       5                           STEPHENS INC.
                                                              INVESTMENT BANKERS

TREADCO HISTORICAL AND MANAGEMENT'S PROJECTED FINANCIAL RESULTS
================================================================================

Dollars in Thousands

                           For the Years Ended Dec. 31,                  For the Projected Years Ended December 31,
                           -----------------------------    ---------------------------------------------------------------------
                              1997             1998            1999           2000          2001          2002          2003
                           ------------     -----------    ------------    -----------    ----------    ----------    ----------
Revenue                    $    161,276     $   181,293         191,935    $   202,987    $  214,714    $  227,162    $  240,378

Gross Profit                     35,581          44,580          47,814         51,424        54,846        58,396        61,936

EBITDA                            3,485           9,850(a)       12,072         13,602        14,796        16,034        17,141

EBITA                            (2,092)          3,666(a)        5,442          7,129         8,449        10,147        11,593

Net Income                       (2,504)            978           2,704          3,703         4,534         5,599         6,508

EPS                        $      (0.49)    $      0.19    $       0.53    $      0.73    $     0.89    $     1.10    $     1.28

     Revenue Growth(b)                             12.4%            5.9%           5.8%          5.8%          5.8%          5.8%
     EPS Growth                                      NM           176.6%          37.0%         22.4%         23.5%         16.2%
     Gross Margin(b)               22.1%           24.6%           24.9%          25.3%         25.5%         25.7%         25.8%
     EBITDA Margin                  2.2%            5.4%            6.3%           6.7%          6.9%          7.1%          7.1%
     EBITA Margin                  (1.3)%           2.0%            2.8%           3.5%          3.9%          4.5%          4.8%
     Net Income Margin             (1.6)%           0.5%            1.4%           1.8%          2.1%          2.5%          2.7%
---------------------------------------------------------------------------------------------------------------------------------
Net Working Capital              29,702          29,254          30,972         32,755        34,647        36,656        38,789
Net PP&E                         31,329          34,313          33,929         35,956        38,609        42,222        46,675
Total Debt                       15,314          11,741          11,741         11,741        11,741        11,741        11,741
Total Debt/Total Capital           20.7%           15.3%           15.1%          14.5%         13.8%         13.0%         12.2%
Capital Expenditures              2,015           7,517           6,246          8,500         9,000         9,500        10,000

(a) Restated for add-back of $1,174 of legal expense associated with Bandag Settlement.

(b) Revenue growth and gross margins are based on assumptions provided by management.

================================================================================
                                       6                           STEPHENS INC.
                                                              INVESTMENT BANKERS

TREADCO OWNERSHIP PROFILE
================================================================================

                                                                     As a % of
Dollars in Thousands                            Shares             Fully-Diluted
                                                Owned                Shares Out
                                              ---------            -------------
Institutional Holdings(a)
  Shapiro Capital Management Co., Inc.        1,130,880                 21.1%
  Franklin Resources, Inc.                      329,000                  6.1%
  Dimensional Fund Advisors, Inc.               309,092                  5.8%
  Clover Capital Management, Inc.                75,000                  1.4%
  Royce & Associates, Inc.                       67,100                  1.3%
  Barclays Global Investors, N.A.                59,666                  1.1%
  Mellon Private Asset Management                16,100                  0.3%
  Williams Jones & Associates Inc.               10,000                  0.2%
  All Others as a Group                           5,200                  0.1%
                                              ---------                -----
    Total Institutional Ownership             2,002,038                 37.3%

Estimated Individual Float                      741,814                 13.8%
                                              ---------                -----
Public Float                                  2,743,852                 51.2%

Corporate Insiders(b)
  Arkansas Best Corporation                   2,497,200                 46.6%
  Daniel V. Evans                                24,579                  0.5%
  William A. Marquard                            24,000                  0.4%
  Nicholas M. Georgitsis                         18,000                  0.3%
  John R. Meyers                                 16,624                  0.3%
  John H. Morris                                 14,000                  0.3%
  Robert B. Gilbert                              14,000                  0.3%
  Robert A. Young III(c)                         10,000                  0.2%
                                              ---------                -----
    Total Corporate Insiders                  2,618,403                 48.8%

Total Shares Outstanding(d)                   5,072,255                 94.6%
Options Outstanding                             290,000                  5.4%
                                              ---------                -----
Total Fully-Diluted Shares Outstanding        5,362,255                100.0%
                                              =========                =====

------------
(a) Source: Technimetrics, March 11, 1999.
(b) Includes options owned. Source: Company proxy dated May 6, 1998.
(c) Does not include beneficial shares owned by Mr. Young in Arkansas Best Corporation.
(d) Source: Company 10-Q dated September 30, 1998.

================================================================================
                                       7                      STEPHENS INC.
                                                              INVESTMENT BANKERS

================================================================================



                          HISTORICAL TRADING ANALYSIS



================================================================================

PRICE AND VOLUME GRAPH
================================================================================
  March 10, 1997 to March 10, 1999

       [Graph depicting Share Price and Trading Volume for Treadco Common
                        Stock during referenced period]

                             VOLUME IN THOUSANDS
                           -----------------------------
                           52 Week High           $10.13
                           52 Week Low            $ 4.75
                           360 Day Avg. (a)       $ 7.59
                           90 Day Avg. (a)        $ 6.34
                           30 Day Avg. (a)        $ 6.63
                           -----------------------------


(a) Prior to announcement of transaction

================================================================================
                                      8                       STEPHENS INC.
                                                              INVESTMENT BANKERS

TREADCO TRADING VOLUME ANALYSIS
================================================================================
  March 10, 1997 to March 10, 1999



                     # OF DAYS      AVERAGE       TOTAL
  PRICE RANGE         TRADED        VOLUME       VOLUME
----------------     ---------     ---------   -----------
$13.01 - $14.00          2           4,850         9,700

$12.01 - $13.00         25           6,420       160,500

$11.01 - $12.00          6          23,583       141,500

$10.01 - $11.00         47           7,681       361,000

$ 9.01 - $10.00        128           7,755       992,700

$ 8.01 - $ 9.00        157           3,609       566,600

$ 7.01 - $ 8.00         49           6,018       294,900

$ 6.01 - $ 7.00         79           8,320       657,300

$ 5.01 - $ 6.00         13          19,677       255,800
                     -----        --------   -----------
TOTAL                  506           6,798     3,440,000
                     =====        ========   ===========

                     DISTRIBUTION OF TOTAL VOLUME TRADED



$13.01 - $14.00           0.3%

$12.01 - $13.00           4.7%

$11.01 - $12.00           4.1%

$10.01 - $11.00          10.5%

$ 9.01 - $10.00          28.9%

$ 8.01 - $ 9.00          16.5%

$ 7.01 - $ 8.00           8.6%

$ 6.01 - $ 7.00          19.1%

$ 5.01 - $ 6.00           7.4%


================================================================================
                                      9                       STEPHENS INC.
                                                              INVESTMENT BANKERS

INDEXED PRICE COMPARISON
================================================================================
  March 10, 1997 to March 10, 1999


    [Graph depicting price comparison of S&P 500 Stock Index, Treadco Common
                          Stock and Peer Group Index]


Peer Group Includes: TBCCC, BDG, SPD, CTB, GT
Indexed prices are market cap weighted
================================================================================
                                      10                      STEPHENS INC.
                                                              INVESTMENT BANKERS

================================================================================



                             KEY VALUATION ANALYSIS



================================================================================

OVERVIEW OF VALUATION METHODS
================================================================================
     Key valuation methods used to determine the fairness from a financial point of view of the consideration to be received in the ABC proposal include:
     ---------------------------------------------------------------------------
     Comparable Company Analysis      Examined the trading multiples of
                                      comparable publicly traded companies.
                                      Focused on multiples of EBITDA, EBITA and
                                      Net Income.
     ---------------------------------------------------------------------------
     Comparable Transaction Analysis  Analyzed change of control transactions of comparable companies, focusing on EBITDA,
                                      EBITA and Net Income multiples.
     ---------------------------------------------------------------------------
     Discounted Cash Flow Analysis    Utilized management projections to develop
                                      a current valuation by discounting the
                                      cash flows and a terminal valuation.
     ---------------------------------------------------------------------------
     Premium Paid Analysis            Compared the 30 day premium offered in the
                                      ABC proposal to that of several other
                                      transactions where large shareholders
                                      acquired the remaining equity interest in
                                      similar going private transactions.
     ---------------------------------------------------------------------------
     Historical Trading Prices        Compared the offer price to the range of
                                      prices the Company's common stock had
                                      traded at during the past year.
================================================================================
                                       11                          STEPHENS INC.
                                                              INVESTMENT BANKERS

VALUATION SUMMARY
================================================================================


     [Chart depicting implied valuation ranges derived from each valuation method in relation to $9.00 price]



================================================================================
                                      12                      STEPHENS INC.
                                                              INVESTMENT BANKERS

FOOTNOTES TO VALUATION SUMMARY
================================================================================

     (a) Assumes EBITDA multiples of 4.0x to 6.0x based on comparable publicly traded company multiples.

     (b) Assumes EBITA multiples of 6.0x to 9.0x based on comparable publicly traded company multiples.

     (c) Assumes P/E multiples of 10.0x to 16.0x based on comparable publicly traded company multiples.

     (d) Assumes P/E multiples of 8.0x to 14.0x based on comparable publicly traded company multiples.

     (e) Assumes EBITDA multiples of 6.0x to 10.0x based on comparable publicly traded company multiples.

     (f) Assumes EBITA multiples of 10.0x to 20.0x based on comparable transaction multiples.

     (g) Assumes EPS multiples of 20.0x to 40.0x based on comparable transaction multiples.

     (h) Assumes DCF with exit EBITDA multiples of 5.0x to 7.0x and a discount rate of 11.0% to 13.0%.

     (i) Assumes a premium on the market price 30 days and 1 day prior to announcement of 10% to 50% based upon comparable going private transactions.

     (j)  Reflects the high and low market prices of Treadco stock over the last 52 week period.
================================================================================
                                       13                          STEPHENS INC.
                                                              INVESTMENT BANKERS

SUMMARY OF COMPARABLE COMPANIES
================================================================================
  Dollars In Millions


                                                                                                             TOTAL
                                                                        MARKET CAPITALIZATION (a)/  MARKET CAPITALIZATION (b)/
                                                                        --------------------------  --------------------------
                                 3/10/99                       TOTAL        LTM         CFY
                                  MARKET        MARKET         MARKET       NET       I/B/E/S         LTM            LTM
          COMPANY                 PRICE        CAP. (a)       CAP. (b)     INCOME   ESTIMATE (c)    EBITDA (d)     EBITA (e)
----------------------------     -------     -----------     ---------    --------  ------------    ----------     ---------
TBC, Corp.                        $ 5.69     $   120.4       $  241.9       7.1x       6.3x            5.9x          7.0x
Bandag, Inc.                       31.25         703.5          644.1      12.1       11.4             4.7           5.9
Standard Products Co.              15.63         251.2          454.9       6.8        7.8             4.0           7.0
Cooper Tire & Rubber Co.           20.13       1,562.8        1,734.5      12.3       11.3             5.6           8.1
Goodyear Tire & Rubber Co.         50.69       7,933.2        9,944.0      10.1       11.7             5.8           8.1


SUMMARY OF MARKET MULTIPLES

  Maximum                                                                  12.3x      11.7x            5.9x          8.1x
  Minimum                                                                   6.8        6.3             4.0           5.9
  Average                                                                   9.7        9.7             5.2           7.2
  Median                                                                   10.1       11.3             5.6           7.0

-------------------

(a) Market capitalization is equal to common shares outstanding multiplied by the current market price.

(b) Market capitalization plus total debt less cash and cash equivalents.

(c) Defined as current market price divided by the current fiscal year I/B/E/S estimate.

(d) For comparative purposes, defined as earnings before interest and taxes plus depreciation and amortization.

(e) Earnings before interest, taxes, and amortization of selected intangibles. Selected intangible assets consist of goodwill, trademarks and non-compete agreements.


================================================================================
                                      14                      STEPHENS INC.
                                                              INVESTMENT BANKERS

SUMMARY OF COMPARABLE TRANSACTIONS
================================================================================
  Dollars in Millions


                                                                                           Transaction              Total
                                                                          Total              Value/           Transaction Value/
 Closing                                                 Transaction    Transaction        -----------    --------------------------
   Date            Acquiror               Target            Value          Value           Net Income       EBITDA         EBITA
---------   -----------------------   ---------------    -----------    -----------        -----------    -----------   ------------
12/24/98     Goodyear Tire & Rubber   Brad Ragan, Inc.    $ 81.6         $121.3              46.4x           14.1x         20.1x

03/01/97     Cooper Tire & Rubber     Avon Tyres plc       110.4          135.5              22.5             6.2          10.5

07/15/96     TBC Corporation          Big O Tires           56.0           69.8              29.6             7.9           9.2

             -----------------------------------------------------------------------------------------------------------------------
             ABC                      Treadco, Inc          45.7           58.1              47.3x            5.9x         15.9
             -----------------------------------------------------------------------------------------------------------------------


================================================================================
                                      15                      STEPHENS INC.
                                                              INVESTMENT BANKERS

SUMMARY OF DISCOUNTED CASH FLOW ANALYSIS
================================================================================

Dollars in Thousands

                                                                         Assumes a Discount Rate of:
                                                       ------------------------------------------------------------
ENTERPRISE VALUE                                          11.0%       11.5%        12.0%        12.5%       13.0%
                                                       --------     --------     --------     --------     --------
                                            5.0x       $ 53,671     $ 52,519     $ 51,397     $ 50,305     $ 49,241
                                            5.5          58,757       57,492       56,260       55,061       53,893
Terminal Value Multiple                     6.0          63,843       62,465       61,123       59,817       58,544
2003 EBITDA = $ 17,141                      6.5          68,929       67,438       65,986       64,573       63,196
                                            7.0          74,015       72,411       70,849       69,329       67,848

Plus: Cash & Cash Equivalents                          $    --      $     --     $     --     $     --     $     --
Less: Total Debt                                         11,741       11,741       11,741       11,741       11,741


EQUITY VALUE                                                           Assumes a Discounted Rate of:
                                                       ------------------------------------------------------------
                                                          11.0%       11.5%        12.0%        12.5%       13.0%
                                                       --------     --------     --------     --------     --------
                                            5.0x       $ 41,930     $ 40,778     $ 39,656     $ 38,564     $ 37,500
                                            5.5          47,016       45,751       44,519       42,320       42,152
                                            6.0          52,102       50,724       49,383       48,076       46,804
                                            6.5          57,188       55,697       54,246       52,832       51,455
                                            7.0          62,275       60,670       59,109       57,588       56,107

                                                                       Assumes a Discounted Rate of:
EQUITY VALUE PER SHARE                                 ------------------------------------------------------------
1998 Shares Outstanding (in Thousands)= 5,072            11.0%       11.5%        12.0%        12.5%       13.0%
                                                       --------     --------     --------     --------     --------
                                            5.0x       $   8.27     $   8.04     $   7.82     $   7.60     $   7.39
                                            5.5            9.27         9.02         8.78         8.54         8.31
                                            6.0           10.27        10.00         9.74         9.48         9.23
                                            6.5           11.27        10.98        10.69        10.42        10.14
                                            7.0           12.28        11.96        11.65        11.35        11.06

================================================================================
                                       16                    STEPHENS INC.
                                                             INVESTMENT BANKERS

SUMMARY OF PREMIUM ANALYSIS
===============================================================================
     Dollars in Millions


                                                                                                        Value of      Initial %
  Date          Date                                                                                   Transaction    of Shares
Announced     Effective        Target Name                               Acquiror Name                   ($mil)         Owned
---------     ---------       ---------------------------------       ------------------------------   -----------    ---------
01/28/97       05/21/97       Calgene Inc (Monsanto Co)               Monsanto Co                      $   242.6         56.3%
02/13/97       05/20/97       Reflectone Inc                          British Aerospace Holdings            41.1         43.4
06/03/97       01/15/98       Faulding Inc (FH Faulding & Co)         FH Faulding & Co Ltd                  77.3         62.0
06/20/97       03/30/98       Wheelabrator Technologies Inc           Waste Management Inc                 869.7         67.0
06/26/97       11/26/97       Rhone-Poulene Roner Inc                 Rhone-Poulene SA                   4,831.6         65.0
07/30/97       09/18/97       Amdahl Corp                             Fujitsu Ltd                          924.8         42.0
07/30/97       02/02/98       Plasti-Line Inc                         PL Holdings Corp                      30.7         47.0
08/04/97       12/23/97       Perkins Family Restaurant LP            Restaurant Co                         76.3         48.0
09/04/97       12/30/97       Cinergi Pictures Entertainment          Investor Group                        16.3         51.8
10/23/97       01/08/99       Brad Ragan Inc (Goodyear Tire)          Goodyear Tire & Rubber Co             20.7         75.0
12/23/97       03/20/98       American Paging Inc                     Telephone and Data Systems Inc         9.1         73.9
01/08/98       01/30/98       Rayonier Timberlands LP                 Rayonier Inc                          65.8         74.7
01/22/98       09/29/98       BT Office Products Intl Inc             Buhrmann NV                          138.1         70.0
03/05/98       05/20/98       XLConnect Solutions Inc                 Xerox Corp                            93.0         80.0
04/30/98       11/02/98       Mycogen Corp (Dow AgroSciences)         Dow AgroSciences (Dow Chemical)      355.2         69.0
05/11/98       12/07/98       DeKalb Genetics Corp                    Monsanto Co                        2,262.7         40.0
09/23/98       12/17/98       J&L Specialty Steel Inc                 Usinor SA                            115.0         53.5





--------       --------       ---------------------------------       ------------------------------   ---------      -------
01/22/99                      Treadco, Inc                            Arkansas Best Corporation        $    55.1         49.0
--------       --------       ---------------------------------       ------------------------------   ---------      -------



                                          Target Stock Price
                         -----------------------------------------------------
   % of       Price         30 Days        1 Day
  Shares       Per          Before         Before       30 Day          1 Day
    Acq.      Share         Announ.        Announ       Premium        Premium
  ------    --------     -----------    ----------      -------        -------
   43.7%    $   8.00     $     5.06     $     4.94       58.0%          62.0%
   56.6        24.00          19.25          20.00       24.7%          20.0%
   38.0        13.50           9.25          10.75       45.9%          25.6%
   33.0        16.50          12.38          13.00       33.3%          26.9%
   35.0        97.00          75.50          79.44       28.5%          22.1%
   58.0        12.40           8.81          11.81       40.7%           5.0%
   53.0        14.50          11.13          10.63       30.3%          36.5%
   52.0        14.00          10.75          10.88       30.2%          28.7%
   48.2         2.52           1.50           1.81       68.0%          39.0%
   25.0        37.25          29.00          30.00       28.4%          24.2%
   26.1         2.50           2.06           2.13       21.2%          17.6%
   25.3        13.00          12.00          11.69        8.3%          11.2%
   30.0        13.75           7.75          10.38       77.4%          32.5%
   20.0        20.00          17.13          22.50       16.8%         -11.1%
   31.0        28.00          18.19          19.75       54.0%          41.8%
   60.0       100.00          70.81          77.00       41.2%          29.9%
   46.5         6.38           5.06           3.19       26.0%         100.2%

                                   ------------------------------------------
                                   Maximum               77.4%         100.2%
                                   Minimum                8.3%         -11.1%
                                   Mean                  37.2%          30.1%
                                   Median                10.3%          26.9%
                                   ------------------------------------------

  -----     -------      ----------     ----------      -----          ------
   50.0%    $  9.00      $     6.75     $     6.50       33.3%          38.5%
  -----     -------      ----------     ----------      -----          ------

================================================================================
                                       17                     STEPHENS INC.
                                                              INVESTMENT BANKERS

================================================================================
                                   APPENDIX A

                             FINANCIAL PROJECTIONS


================================================================================

PROJECT TREADCO
TREADCO Revised Projections - Consolidated Income Statement
================================================================================

(Dollars in Thousands, Except Per Share)

                                        FYE December 31,                           Projected FY Ended December 31,
                                 --------------------------------------------------------------------------------------------------
                                    1997          1998(a)         1999           2000           2001           2002         2003
                                 ----------     -----------    ----------     ----------     ----------     ----------   ----------
Total Sales                         161,276        181,293        191,935        202,987        214,714        227,162      240,378
Cost of Sales                       125,695        136,713        144,121        151,563        159,868        168,766      178,442
                                 ----------     -----------    ----------     ----------     ----------     ----------   ----------

Gross Profit                         35,581         44,580         47,814         51,424         54,846         58,396       61,936
Total SG&A and Bonus                 32,096         34,730         35,742         37,822         40,050         42,362       44,796

EBITDA                                3,485          9,850         12,072         13,602         14,796         16,034       17,141
Depreciation                          5,576          6,184          6,630          6,473          6,347          5,887        5,547
                                 ----------     -----------    ----------     ----------     ----------     ----------   ----------

EBITA                                (2,092)         3,666          5,442          7,129          8,449         10,147       11,593

Total Other Expense (Income)          1,786          1,100          1,080 (a)      1,155          1,135          1,116        1,097

Income (Loss) Before Taxes           (3,878)         1,392          4,361          5,973          7,313          9,031       10,497
Income Tax Expense (Benefit)         (1,374)           414          1,657          2,270          2,779          3,432        3,989
                                 ----------     -----------    ----------     ----------     ----------     ----------   ----------

Net Income (Loss)                $   (2,504)    $      978     $    2,704     $    3,703     $    4,534     $    5,599   $    6,508
                                 ==========     ==========     ==========     ==========     ==========     ==========   ==========

Earnings Per Share               $    (0.49)    $     0.19     $     0.53     $     0.73     $     0.89     $     1.10   $     1.28
                                 ==========     ==========     ==========     ==========     ==========     ==========   ==========

Weighted Average Common Shares
  (In Thousands)                  5,072.255      5,072.255      5,072.255      5,072.255      5,072.255      5,072.255    5,072.255

MARGINS
------------------------------------------------------------------------------------------------------------------------------------
  EBITDA                                2.2%           5.4%           6.3%           6.7%           6.9%           7.1%         7.1%
  EBITA                                (1.3)%          2.0%           2.8%           3.5%           3.9%           4.5%         4.8%
  Net Income (Loss)                    (1.6)%          0.5%           1.4%           1.8%           2.1%           2.5%         2.7%
====================================================================================================================================

GROWTH RATES
------------------------------------------------------------------------------------------------------------------------------------
  Total Sales                                         12.4%           5.9%           5.8%           5.8%           5.8%         5.8%
  EBITDA                                             182.7%          22.6%          12.7%           8.8%           8.4%         6.9%
  EBITA                                                 NM           48.5%          31.0%          18.5%          20.1%        14.3%
  Net Income (Loss)                                     NM          176.6%          37.0%          22.4%          23.5%        16.2%
  Earnings Per Share                                    NM          176.6%          37.0%          22.4%          23.5%        16.2%
====================================================================================================================================

(a)  Excludes one time gain from sales of asset.

PROJECT TREADCO
TREADCO Revised Projections - Consolidated Balance Sheet
================================================================================

(Dollars in Thousands, Except Per Share)
                                               FYE December 31,                Projected FY Ended December 31,
                                            --------------------    --------------------------------------------------------
ASSETS:                                        1997       1998        1999        2000        2001        2002        2003
                                            --------    --------    --------    --------    --------    --------    --------
Current Assets
    Cash & Equivalents                      $     --    $     --    $  1,830    $  2,183    $  2,631    $  3,067    $  3,449
    Accounts Receivable                       25,537      27,170      28,765      30,422      32,179      34,045      36,025
    Inventories                               27,326      30,670      32,471      34,340      36,324      38,430      40,666
    Other Current Assets                       2,782       1,725       1,826       1,932       2,043       2,162       2,287
                                            --------    --------    --------    --------    --------    --------    --------
Total Current Assets                          55,645      59,566      64,893      68,876      73,178      77,704      82,428

Property & Equipment, Net                     31,329      34,313      33,929      35,956      38,609      42,222      46,675

Goodwill, Less Amortization                   12,694      12,232      11,770      11,308      10,846      10,384       9,922
Noncompete Agreements, Less Amortization         174          --          --          --          --          --          --
Deferred Income Taxes Receivable                  --         146         154         163         172         182         193
Other Assets                                     616       1,113       1,113       1,113       1,113       1,113       1,113
                                            --------    --------    --------    --------    --------    --------    --------
Total Assets                                $100,458    $107,370    $111,860    $117,417    $123,919    $131,606    $140,332
                                            ========    ========    ========    ========    ========    ========    ========

LIABILITIES & SHAREHOLDERS' EQUITY
Current Liabilities
    Short Term Debt                         $    125    $  3,037    $  3,037    $  3,037    $  3,037    $  3,037    $  3,037
    Accounts Payable                          17,144      17,905      18,956      20,048      21,206      22,436      23,741
    Accrued Liabilities                        8,067       8,563       9,065       9,587      10,141      10,729      11,354
    Current Portion of LT Debt                 2,305       2,545       2,545       2,545       2,545       2,545       2,545
    Other Current Liabilities                    732       3,843       4,069       4,303       4,552       4,816       5,096
                                            --------    --------    --------    --------    --------    --------    --------
Total Current Liabilities                     28,372      35,893      37,672      39,520      41,481      43,562      45,772

Long Term Debt                                12,884       6,159       6,159       6,159       6,159       6,159       6,159
Other Liabilities                                 90         102         108         115         121         128         136
Deferred Income Taxes Payable                    278          --          --          --          --          --          --
Revolver                                          --          --          --          --          --          --          --
                                            --------    --------    --------    --------    --------    --------    --------
    Total Liabilities                         41,624      42,155      43,940      45,794      47,761      49,850      52,067

Total Shareholders' Equity                    58,835      65,216      67,920      71,623      76,158      81,757      88,265
                                            --------    --------    --------    --------    --------    --------    --------
Total Liabilities & Shareholder's Equity    $100,458    $107,370    $111,860    $117,417    $123,919    $131,606    $140,332
                                            ========    ========    ========    ========    ========    ========    ========

CALCULATIONS

----------------------------------------------------------------------------------------------------------------------------
Net Working Capital                           29,702      29,254      30,972      32,755      34,647      36,656      38,789
Capital Expenditures                                                   6,246       8,500       9,000       9,500      10,000
----------------------------------------------------------------------------------------------------------------------------

PROJECT TREADCO
TREADCO-Statement of Cash Flow
================================================================================
(Dollars in Thousands, Except Per Share)

                                           FYE Dec. 31,                Projected FY Ended December 31,
                                           -----------  --------------------------------------------------------
                                              1998        1999        2000        2001        2002        2003
                                            --------    --------    --------    --------    --------    --------
Net Income (Loss)                           $    978    $  2,704    $  3,703    $  4,534    $  5,599    $  6,508
Depreciation & Amortization                    6,184       7,092       6,935       6,809       6,349       6,009

Change in Current Assets                      (3,921)     (3,496)     (3,631)     (3,853)     (4,090)     (4,342)
Change in Accounts Payable                       761       1,051       1,092       1,158       1,229       1,305
Change in Accrued Liabilities                    496         503         522         554         588         624
Change in Other Current Liabilities            3,112         226         234         249         264         280
Change Other Assets                             (497)         --          --          --          --          --
Change Other Liabilities                          13           6           6           7           7           7
Change in Deferred Income Taxes Receivable      (146)         (9)         (9)         (9)        (10)        (11)
Change in Deferred Income Taxes Payable         (278)         --          --          --          --          --
                                            --------    --------    --------    --------    --------    --------
    Total Operating Changes                    6,702       8,077       8,852       9,448       9,936      10,382

Capital Expenditures                          (7,517)     (6,246)     (8,500)     (9,000)     (9,500)    (10,000)
Fixed Asset Adjustment                        (1,189)         --          --          --          --           0
Net Change in Noncompete Assets                  174          --          --          --          --          --
                                            --------    --------    --------    --------    --------    --------
    Total Investing Changes                   (1,831)      1,830         352         448         436         382

Net Change in Short Term Debt                  2,912          --          --          --          --          --
Net Change in Current Portion of LT Debt         240          --          --          --          --          --
Net Change in Long Term Debt                  (6,724)         --          --          --          --          --
Net change in Revolver (a)                        --          --          --          --          --          --
Net Change in Shareholder's Equity             5,404          --          (0)         --          --          --
                                            --------    --------    --------    --------    --------    --------
    Total Financing Changes                       --       1,830         352         448         436         382

Beginning Cash Balance                            --          --       1,830       2,183       2,631       3,067
                                            --------    --------    --------    --------    --------    --------
Ending Cash Balance                         $     --    $  1,830    $  2,183    $  2,631    $  3,067    $  3,449
                                            ========    ========    ========    ========    ========    ========


(a)  Revolver assumes a minimum cash balance of $0 Million.

PROJECT TREADCO
TREADCO Revised Projections-Historical and Projected Income Statement Detail
-----------------------------------------------------------------------------
(Dollars in Thousands, Except Per Share)

                                        FYE Dec. 31,                             Projected FY Ended December 31,
                                 --------------------------    --------------------------------------------------------------------
                                    1997           1998(a)        1999           2000          2001           2002          2003
                                 ----------      ----------    ----------     ----------    ----------     ----------    ----------
SALES
Recaps-Treadco Castings          $   26,309      $   28,360    $   30,710     $   32,552    $   34,505     $   36,576    $   38,770
Recaps-Customer                      35,954          39,475        41,266         43,742        46,366         49,148        52,097
Used Tires                            3,063           2,998         3,071          3,194         3,322          3,454         3,593
New Tires                            77,815          87,820        92,129         96,735       101,572        106,651       111,983
Service                              12,214          15,063        16,890         18,579        20,437         22,481        24,729
Accessories                           2,352           3,405         3,455          3,593         3,737          3,886         4,042
Wheel Refurbishing                      376             433           384            399           415            432           449
National Sales                        3,194           3,740         4,031          4,192         4,360          4,534         4,715
                                 ----------      ----------    ----------     ----------    ----------     ----------    ----------
     Total Sales                    161,276         181,293       191,935        202,987       214,714        227,162       240,378

COST OF SALES
Recaps                               46,270          48,415        52,038         54,932        58,228         61,293        64,970
Recapping Efficiency                  1,452             991        (1,224)        (1,538)       (1,686)        (1,501)       (1,472)
Used Tires                            2,417           2,106         2,202          2,284         2,375          2,470         2,569
New Tires                            68,065          75,869        80,152         84,160        88,368         92,786        97,425
New Tire Volume Bonus                (3,877)         (5,541)       (5,067)        (5,320)       (5,586)        (5,866)       (6,159)
New Tire Shrinkage                     (417)            262           369            387           406            427           448
Service                               9,833          12,078        13,174         14,120        15,124         16,411        17,805
Accessories                           1,740           2,272         2,246          2,300         2,392          2,487         2,587
Wheel Refurbishing                      212             260           231            240           249            259           269
National Account Costs                   --              --            --             --            --             --            --
                                 ----------      ----------    ----------     ----------    ----------     ----------    ----------
     TOTAL COST OF SALES            125,695         136,713       144,121        151,563       159,868        168,766       178,442

GROSS PROFIT                         35,581          44,580        47,814         51,424        54,846         58,396        61,936

SELLING GENERAL & ADMINISTRATIVE
General Office Charges                6,238           7,660         7,294          7,825         8,293          8,750         9,241
Advertising                              63              78            68             61            64             68            72
Manager & Office Salaries             5,335           5,668         5,923          6,219         6,530          6,856         7,199
Salesman Salaries                     5,909           7,288         7,732          8,691         9,269          9,869        10,467
Warehouse & Delivery Labor            1,807           2,260         2,207          2,295         2,387          2,482         2,581
Insurance                             1,231           1,610         1,586          1,421         1,503          1,590         1,683
Health & Welfare                      1,584           1,568         1,602          1,491         1,580          1,673         1,767
Legal                                     9               5             9              8             9              9            10
Collection Expense                       44              47            52             51            54             57            60
Audit                                    97              95            74             51            54             57            60
Office Expense                          562             672           768            812           859            909           962
Stationary                              192              71            68             61            64             68            72
Payroll Taxes                         1,052           1,271         1,282          1,193         1,264          1,338         1,413
Tax & License                         1,051           1,079         1,173          1,218         1,288          1,363         1,442
Telephone                               521             485           498            609           644            681           721
Travel & Entertainment                  258             314           328            406           429            454           481
Truck Expense                         3,048           3,158         3,097          3,248         3,435          3,635         3,846
Bad Debt                              2,341           1,450         1,133          1,218         1,288          1,363         1,442
Interest                                 --              --            --             --            --             --            --
Miscellaneous Income                   (425)           (152)         (138)          (122)         (129)          (136)         (144)
Miscellaneous Expense                   264             316           384            406           429            454           481
                                 ----------      ----------    ----------     ----------    ----------     ----------    ----------
     TOTAL SG&A                      31,181          34,944        35,137         37,160        39,315         41,540        43,856

OPERATING CASH FLOW                   4,400           9,637        12,677         14,264        15,530         16,856        18,081

Bonus                                   915             961           605            662           735            823           940
                                 ----------      ----------    ----------     ----------    ----------     ----------    ----------
EBITDA                                3,485           9,850        12,072         13,602        14,796         16,034        17,141
Depreciation                          5,576           6,184         6,630          6,473         6,347          5,887         5,547
                                 ----------      ----------    ----------     ----------    ----------     ----------    ----------
EBITA                                (2,092)          3,666         5,442          7,129         8,449         10,147        11,593

OTHER
Goodwill-Amortization                   462             462           462            462           462            462           462
Interest Expense                      1,256           1,125           947            920           893            867           842
Interest Income                         (44)            (40)          (33)           (32)          (31)           (30)          (29)
Miscellaneous                           396          (9,082)           --             --            --             --            --
(Gain) Loss on sale of
      assets                           (284)           (448)         (296)(b)       (194)         (189)          (183)         (178)
                                 ----------      ----------    ----------     ----------    ----------     ----------    ----------
     TOTAL OTHER                      1,786          (7,982)        1,080          1,155         1,135          1,116         1,097

INCOME BEFORE TAXES                  (3,878)          1,392         4,361          5,973         7,313          9,031        10,497

Provision for Income Taxes           (1,897)            958         1,657          2,270         2,779          3,432         3,989
Deferred Taxes                          524            (544)           --             --            --             --            --
                                 ----------      ----------    ----------     ----------    ----------     ----------    ----------
NET INCOME (LOSS)                $   (2,504)     $      978    $    2,704     $    3,703    $    4,534     $    5,599        $6,508
                                 ==========      ==========    ==========     ==========    ==========     ==========    ==========
Earnings Per Share                    (0.49)           0.19          0.53           0.73          0.89           1.10          1.28
Weighed Average Common Shares
 (In Thousands)                   5,072.255       5,072.255     5,072.255      5,072.255     5,072.255      5,072.255     5,072.255

General Office Charges
     Salary                                                    $    2,071     $    2,195    $    2,327     $    2,467    $    2,615
     Payroll Taxes                                                    170            176           186            197           209
     Insurance                                                        150            304           322            341           361
     Health & Welfare                                                 248            220           233            247           261
     Office Expenses                                                  769            812           859            909           962
     Travel                                                           498            507           537            568           601
     Telephone                                                         91             81            86             91            96
     Contribution                                                      --             --            --             --            --
     Directors Fee                                                    103            103           108            108           108
     Directors Expenses                                                24             25            25             26            27
     Service Fee                                                    1,291          1,291         1,330          1,330         1,330
     Programming & Processing                                       1,491          1,640         1,804          1,984         2,183
     Depreciation                                                     129            132           134            137           140
     Legal                                                            180            180           180            180           180
     Fees                                                             156            159           162            166           169
                                                               ----------     ----------    ----------     ----------    ----------
          Total                                                $    7,371     $    7,825    $    8,293     $    8,750    $    9,241

Growth Rates
------------------------------------------------------------------------------------------------------------------------------------
Sales                                            12.4%                5.9%           5.8%          5.8%           5.8%          5.8%
EBITDA                                           182.7%              22.6%          12.7%          8.8%           8.4%          6.9%
EBITA                                            NM                  48.3%          31.0%         18.5%          20.1%         14.3%
Net Income                                       NM                 176.6%          37.0%         22.4%          22.3%         16.2%
------------------------------------------------------------------------------------------------------------------------------------

(a) Excludes impact of the settlement of the Bandag Lawsuit.
(b) Excludes one-time extraordinary gain from sale of Springdale property.

PROJECT TREADCO
TREADCO Revised Projections - Historical and Projected Income Statement Detail
================================================================================
Conservative Assumptions

                                                  Projected FY Ended December 31,
                                                ------------------------------------
                                       1999      2000      2001      2002      2003
                                      ------    ------    ------    ------    ------
SALES
Recaps- Treadco Casings                 8.3%      6.0%      6.0%      6.0%      6.0%   Annual Revenue Growth
Recaps - Customer                       4.5%      6.0%      6.0%      6.0%      6.0%   Annual Revenue Growth
Used Tires                              2.4%      4.0%      4.0%      4.0%      4.0%   Annual Revenue Growth
New Tires                               4.9%      5.0%      5.0%      5.0%      5.0%   Annual Revenue Growth
Service                                12.1%     10.0%     10.0%     10.0%     10.0%   Annual Revenue Growth
Accessories                             1.5%      4.0%      4.0%      4.0%      4.0%   Annual Revenue Growth
Wheel Refurbishing                    (11.3)%     4.0%      4.0%      4.0%      4.0%   Annual Revenue Growth
National Sales                          7.8%      4.0%      4.0%      4.0%      4.0%   Annual Revenue Growth

COST OF SALES
Recaps                                 72.3%     72.0%     72.0%     71.5%     71.5%   % of Recaps Sales
Recapping Efficiency                    3.2%      2.4%      2.0%      1.6%      1.2%   % of Recaps Sales Minus Depreciation
Used Tires                             71.7%     71.5%     71.5%     71.5%     71.5%   % of Used Tires Sales
New Tires                              87.0%     87.0%     87.0%     87.0%     87.0%   % of New Tire Sales
New Tire Volume Bonus                  (5.5)%    (5.5)%    (5.5)%    (5.5)%    (5.5)%  % of New Tire Sales
New Tire Shrinkage                      0.4%      0.4%      0.4%      0.4%      0.4%   % of New Tire Sales
Service                                78.0%     76.0%     74.0%     73.0%     72.0%   % of Service
Accessories                            65.0%     64.0%     64.0%     64.0%     64.0%   % of Accessories
Wheel Refurbishing                     60.1%     60.0%     60.0%     60.0%     60.0%   % of Wheel Refurbishing
National Account Costs                  0.0%      0.0%      0.0%      0.0%      0.0%   Added Back to Sales

SELLING GENERAL & ADMINISTRATIVE
General Office Charges                  3.8%      3.9%      3.9%      3.9%      3.8%   Per Schedule Below (% of Total Sales)
Advertising                             0.0%      0.0%      0.0%      0.0%      0.0%   As a % of Total Sales
Manager & Office Salaries               4.5%      5.0%      5.0%      5.0%      5.0%   Grows 5% per year
Salesmen Salaries                      16.2%     16.9%     16.9%     16.9%     16.9%   As a % of Gross Profit
Warehouse & Delivery Labor             (2.4)%     4.0%      4.0%      4.0%      4.0%   Grows 4% per year
Insurance                               0.8%      0.7%      0.7%      0.7%      0.7%   As a % of Total Sales
Health & Welfare                       11.7%     10.0%     10.0%     10.0%     10.0%   As a % of Payroll
Legal                                   0.0%      0.0%      0.0%      0.0%      0.0%   As a % of Total Sales
Collection Expense                      0.0%      0.0%      0.0%      0.0%      0.0%   As a % of Total Sales
Audit                                   0.0%      0.0%      0.0%      0.0%      0.0%   As a % of Total Sales
Office Expense                          0.4%      0.4%      0.4%      0.4%      0.4%   As a % of Total Sales
Stationery                              0.0%      0.0%      0.0%      0.0%      0.0%   As a % of Total Sales
Payroll Taxes                           9.4%      8.0%      8.0%      8.0%      8.0%   As a % of Payroll
Tax & Licenses                          0.6%      0.6%      0.6%      0.6%      0.6%   As a % of Total Sales
Telephone                               0.3%      0.3%      0.3%      0.3%      0.3%   As a % of Total Sales
Travel & Entertainment                  0.2%      0.2%      0.2%      0.2%      0.2%   As a % of Total Sales
Truck Expenses                          1.6%      1.6%      1.6%      1.6%      1.6%   As a % of Total Sales
Bad Debt                                0.6%      0.6%      0.6%      0.6%      0.6%   As a % of Total Sales
Interest                                0.0%      0.0%      0.0%      0.0%      0.0%   As a % of Total Sales
Miscellaneous Income                   (0.1)%    (0.1)%    (0.1)%    (0.1)%    (0.1)%  As a % of Total Sales
Miscellaneous Expense                   0.2%      0.2%      0.2%      0.2%      0.2%   As a % of Total Sales

Bonus                                  10.0%      8.5%      8.0%      7.5%      7.5%   Aa a % of operating income

Depreciation                            1.6%      1.5%      1.4%      1.3%      1.2%   As a % of Total Sales

OTHER
Interest Expense                        0.5%      0.5%      0.4%      0.4%      0.4%   As a % of Total Sales
Interest Income                         0.0%      0.0%      0.0%      0.0%      0.0%   As a % of Total Sales
Miscellaneous                           0.0%      0.0%      0.0%      0.0%      0.0%   As a % of Total Sales
(Gain) Loss on sale of assets          (0.2)%    (0.1)%    (0.1)%    (0.1)%    (0.1)%  As a % of Total Sales

Provision for Income Taxes             38.0%     38.0%     38.0%     38.0%     38.0%   % of Pretax Income
Deferred Taxes                          0.0%      0.0%      0.0%      0.0%      0.0%

General Office Charges
  Salary                                          6.0%      6.0%      6.0%      6.0%   % Increase
  Payroll Taxes                                   8.0%      8.0%      8.0%      8.0%   As a % of Payroll
  Insurance                                       0.2%      0.2%      0.2%      0.2%   As a % of Sales
  Health & Welfare                               10.0%     10.0%     10.0%     10.0%   As a % of Payroll
  Office Expense                                  0.4%      0.4%      0.4%      0.4%   As a % of Sales
  Travel                                          0.3%      0.3%      0.3%      0.3%   As a % of Sales
  Telephone                                       0.0%      0.0%      0.0%      0.0%   As a % of Sales
  Contribution                                    0.0%      0.0%      0.0%      0.0%   As a % of Sales
  Directors Fee                                   0.0%      5.0%      0.0%      0.0%   % Increase
  Directors Expenses                              3.0%      3.0%      3.0%      3.0%   % Increase
  Service Fee                                     0.0%      3.0%      0.0%      0.0%   % Increase
  Programming & Processing                       10.0%     10.0%     10.0%     10.0%   % Increase
  Depreciation                                    2.0%      2.0%      2.0%      2.0%   % Increase
  Legal                                           0.0%      0.0%      0.0%      0.0%   % Increase
  Fees                                            2.0%      2.0%      2.0%      2.0%   % Increase

================================================================================


                                   APPENDIX B
                      COMPARABLE PUBLICLY TRADED COMPANIES


================================================================================

                                                                     PAGE 1 OF 2
TREADCO
COMPARISON OF SELECTED PUBLICLY-TRADED COMPARABLE COMPANIES
--------------------------------------------------------------------------------
(Dollars in Millions, Except Per Share)

Ticker                                            TBCC
Company Name                                  TBC CORP         TBC Corp distributes tires for the
                                                            automotive replacement market through
Latest Market Price as of         3/10/99      $  5.69      wholesale and retail customers in the
               52 Week High        4/1/98        10.25      U.S., Canada and Mexico; and franchises
               52 Week Low         9/1/98         4.25      and/or operates 415 retail tire and                TWO-YEAR HISTORICAL
                                                            automotive service stores located mainly         STOCK PRICE PERFORMANCE
Shares Outstanding                                21.2      in the Midwest and Western U.S.
Options Outstanding                                1.1                                                               [CHART]
Weighted Average Exercise Price                $  8.84      Market Capitalization/
                                                                 LTM Net Income                     7.1 x
Market Capitalization                          $ 120.4           I/B/E/S Projected Current EPS      6.3
Total Market Capitalization (a)                  241.9           I/B/E/S Projected Next Fiscal EPS  5.7
                                                                 LTM Common Equity                  0.9
Latest Twelve Months Ended                       12/98           LTM Cash Flow (b)                  5.0
Latest Fiscal Year Ended                         12/98
I P O Date                                     11/5/84      Total Market Capitalization (a)/
                                                                 LTM EBITA (c)                      7.0 x
I/B/E/S Projected Current EPS (c)(d)           $  0.91           LTM EBITDA (f)                     5.9
I/B/E/S Projected Next Fiscal EPS (c)(d)       $  1.00           LTM Revenue                        0.4

                                             Gross         Net Other                     Deprec.                     Net Interest
                              Revenue        Profit         Income        EBITA (e)     & Amort (g)    EBITDA (f)     Expense (h)
                              -------        ------        ---------      ---------     -----------    ----------    ------------
LTM                           $ 646.1        $ 102.9        $  1.5         $ 34.6         $ 7.2         $ 40.9          $ 5.9

LFY                             646.1          102.9           1.5           34.6           7.2           40.9            5.9
LFY-1                           642.9           98.7           3.3           37.8           7.7           45.1            5.8
LFY-2                           604.6           76.0           2.8           29.5           6.3           35.8            4.1
LFY-3 (q)                       547.8           59.1           2.3           27.9           4.6           32.5            3.1
LFY-4 (q)                       563.7           63.6           2.9           29.9           4.1           34.0            1.4

4 Year Compound Growth            3.5 %         12.8 %       (15.0) %         3.7 %        15.0 %          4.7 %         44.0 %

                               Net            Cash            Earnings
                              Income         Flow (b)        Per Share (c)
                              ------         --------        -------------
LTM                           $ 16.9         $ 24.1            $ 0.75

LFY                             16.9           24.1              0.75
LFY-1                           19.7           27.4              0.84
LFY-2                           15.5           21.8              0.65
LFY-3 (q)                       15.2           19.9              0.62
LFY-4 (q)                       19.5           23.6              0.71

4 Year Compound Growth          (3.6) %         0.4 %             1.4 %

                                                                                          Total                          Net
                              Common         Preferred      Long-Term     Short-Term     Long-Term        Total        Working
                              Equity          Equity         Debt (l)        Debt        Capital (j)    Capital (k)    Capital (l)
                              -------        ---------       --------     ----------     -----------    -----------    -----------
LTM                           $ 138.4        $   --          $  59.7        $  63.5       $ 198.1        $ 261.6        $ 167.6
LTM - Previous Year (o)       $ 134.2        $   --          $  67.6        $  26.4       $ 201.8        $ 228.3        $ 155.9

LFY                             138.4            --             59.7           63.5         198.1          261.6          167.6
LFY-1                           134.2            --             67.6           26.4         201.8          228.3          155.9
LFY-2 (q)                       119.8            --             69.6           23.2         189.4          212.5          141.2
LFY-3 (q)                       104.8            --              0.6           50.9         105.4          156.3          127.5
LFY-4 (q)                       114.0            --             --             25.8         114.0          139.8          117.1
LFY-5 (o,q)                     116.6            --             --             26.1         116.6          142.6          121.2

4 Year Compound Growth (p)        5.0 %           N/A %          N/A %         25.3 %        14.8 %         17.0 %          9.4 %

                              Cash and
                                Cash             Net           Total
                              Equiv. (m)       P, P & E      Assets (m)
                              ----------       --------      ----------
LTM                           $   1.7          $  44.1        $ 332.1
LTM - Previous Year (o)       $   0.9          $  36.3        $ 264.0

LFY                               1.7             44.1          332.1
LFY-1                             0.9             36.3          264.0
LFY-2 (q)                        --               35.1          253.9
LFY-3 (q)                        --               19.1          180.0
LFY-4 (q)                        --               14.6          169.7
LFY-5 (o,q)                      --               15.4          166.7

4 Year Compound Growth (p)        N/A %           31.8 %         18.3 %

-------------------------
(a) Market capitalization plus total debt and preferred stock less cash and cash equivalents
(b) For comparative purposes, defined as net income plus depreciation and amortization.
(c)  Primary EPS.
(d)  Source: Institutional Brokers Estimate Survey mean estimate.
(e) Earnings before interest, taxes, and amortization of selected intangibles. Selected intangible assets consist of goodwill, trademarks and non-compete agreements.
(f) For comparative purposes, defined as earnings before interest and taxes plus depreciation and amortization.
(g)  Depreciation and amortization as shown on the cash flow statement.
(h)  Defined as total interest expense less interest income.

Continued on Next page

                                                                     Page 2 of 2
TREADCO
COMPARISON OF SELECTED PUBLICLY-TRADED COMPARABLE COMPANIES
================================================================================

Company Name:             TBC CORP


                                       As a Percentage of Revenue
                    ----------------------------------------------------------
                    Gross               Deprec.               Cash       Net
                    Profit   EBITA(a)  & Amort.   EBITDA(b)   Flow(c)   Income
                    ------   --------  --------   ---------   -------   ------
LTM                  15.9 %    5.4 %     1.1 %       6.3 %     3.7 %     2.6 %

LFY                  15.9      5.4       1.1         6.3       3.7       2.6
LFY-1                15.4      5.9       1.2         7.0       4.3       3.1
LFY-2                12.6      4.9       1.0         5.9       3.6       2.6
LFY-3                10.8      5.1       0.8         5.9       3.6       2.8
LFY-4                11.3      5.3       0.7         6.0       4.2       3.5

5 Year Average       13.2 %    5.3 %     1.0 %       6.2 %     3.9 %     2.9 %


                               Returns on Average                            Percent of Long Term Capitalization(d)
                    -------------------------------------------              --------------------------------------
                                          Total                   EBITDA/                                            Total Debt/
                    Common              Long-Term     Total         Net          Common  Preferred    Long-Term         Total
                    Equity    Assets    Capital(d)   Capital(e)   Interest       Equity    Equity      Debt(f)      Capitalization
                    ------    ------    ----------   ----------   --------       ------    ------      -------      --------------
LTM                 12.4 %     5.7 %       8.4 %       6.9 %        6.9 x         69.9 %    --   %      30.1 %           47.1 %

LFY                 12.4       5.7         8.4         6.9          6.9           69.9      --          30.1             47.1
LFY-1               15.5       7.6        10.1         8.9          7.8           66.5      --          33.5             41.2
LFY-2               13.8       7.1        10.5         8.4          8.7           63.3      --          36.7             43.6
LFY-3               13.9       8.7        13.9        10.3         10.5           99.5      --           0.5             32.9
LFY-4               17.0      11.6        17.0        13.8         24.6          100.0      --          --               18.4

5 Year Average      14.5 %     8.2 %      12.0 %       9.7 %       11.7 x         79.8 %    --   %      20.2 %           36.7 %


------------------------------------
(a) Earnings before interest, taxes, and amortization of selected intangibles. Selected intangible assets consist of goodwill, trademarks and non-compete agreements.
(b) For comparative purposes, defined as earnings before interest and taxes plus depreciation and amortization
(c) For comparative purposes, defined as net income plus depreciation and amortization.
(d)  Does not include short-term debt.
(e)  Includes short-term debt.
(f)  Includes capitalized leases and redeemable preferred stock.


Continued From Previous Page
------------------------------------

(i)  Includes capitalized leases and redeemable preferred stock.
(j)  Does not include short-term debt.
(k)  Includes short-term debt.
(l) Defined as total current assets less cash and cash equivalents minus current liabilities less short-term debt.
(m)  Includes short-term, marketable securities.
(n)  Excludes cash and cash equivalents
(o)  Used to calculate average return figures and LTM return figures.
(p) Growth calculated for same period, LFY-4 through LFY, as income statement growth calculations.
(q) Numbers were restated with no subsequent financials to confirm Factset data in designated historical years.

                                                                     Page 1 of 2
TREADCO
COMPARISON OF SELECTED PUBLICLY-TRADED COMPARABLE COMPANIES
================================================================================
(Dollars in Millions, Except Per Share)

Ticker                                            BDG
Company Name                               BANDAG,INC         Bandaq, Inc. makes retreading materials
                                                            and equipment for its worldwide network of
Latest Market Price as of         3/10/99      $ 31.25      apx. 1,300 franchised dealerships that
               52 Week High        4/3/98        59.75      produce and market retread tires and
               52 Week Low       10/13/98        28.31      provide tire management services; and sells        TWO-YEAR HISTORICAL
                                                            and services new and retread tires               STOCK PRICE PERFORMANCE
Shares Outstanding                                22.5
Options Outstanding                                0.2                                                               [CHART]
Weighted Average Exercise Price                $ 23.13      Market Capitalization/
                                                                 LTM Net Income                     12.1 x
Market Capitalization                          $ 703.5           I/B/E/S Projected Current EPS      11.4
Total Market Capitalization (a)                  644.1           I/B/E/S Projected Next Fiscal EPS  10.6
                                                                 LTM Common Equity                   1.5
Latest Twelve Months Ended                       12/98           LTM Cash Flow (b)                   7.4
Latest Fiscal Year Ended                         12/98
I P O Date                                     11/5/84      Total Market Capitalization (a)/
                                                                 LTM EBITA (e)                       5.9 x
I/B/E/S Projected Current EPS (c)(d)           $  2.75           LTM EBITDA (f)                      4.7
I/B/E/S Projected Next Fiscal EPS (c)(d)       $  2.95           LTM Revenue                         0.6

                                             Gross         Net Other                     Deprec.                     Net Interest
                              Revenue        Profit         Income        EBITA (e)     & Amort (g)    EBITDA (f)     Expense (h)
                              -------        ------        ---------      ---------     -----------    ----------    ------------
LTM                          $1,087.0        $ 419.2        $ 11.1        $ 110.0          $ 36.9       $ 137.3         $ 2.5

LFY                           1,087.0          419.2          11.1          110.0            36.9         137.3           2.5
LFY-1                           822.5          340.1          14.1          129.9            36.9         164.5           3.3
LFY-2                           756.9          314.8          12.1          133.0            34.6         166.6           1.2
LFY-3                           740.4          297.5          14.9          158.1            34.6         191.7           2.0
LFY-4                           650.6          273.2          15.1          152.0            35.3         187.3           2.1

4 Year Compound Growth           13.7 %         11.3 %        (7.4) %        (7.8) %          1.1 %       (7.5) %         4.1 %

                               Net            Cash            Earnings
                              Income         Flow (b)        Per Share (c)
                              ------         --------        -------------
LTM                           $ 58.0         $  94.9          $   2.58

LFY                             58.0            94.9              2.58
LFY-1                           74.8 (q)       111.7              3.27 (q)
LFY-2                           81.6           116.2              3.44
LFY-3                           97.0           131.6              3.82
LFY-4                           94.0           129.3              3.51

4 Year Compound Growth         (11.4) %         (7.5) %          (7.4) %

                                                                                          Total                          Net
                              Common         Preferred      Long-Term     Short-Term     Long-Term        Total        Working
                              Equity          Equity         Debt (i)        Debt        Capital (j)    Capital (k)    Capital (l)
                              -------        ---------       --------     ----------     -----------    -----------    -----------
LTM (r)                       $ 457.0        $   --          $  --          $   5.8       $ 457.0        $ 462.8        $ 222.5
LTM - Previous Year (o)         463.4            --            123.2        $  99.7       $ 586.6        $ 686.3        $ 194.2

LFY (r)                         457.0            --             --              5.8         457.0          462.8          222.5
LFY-1                           463.4            --            123.2           99.7         586.6          686.3          194.2
LFY-2                           410.9            --             10.1            2.0         421.0          423.0           91.9
LFY-3                           400.0            --             11.9            3.0         411.8          414.9          113.0
LFY-4                           434.0            --             12.3            8.3         446.3          454.6           92.4
LFY-5                           413.1            --             11.0           12.2         424.1          436.3           73.3

4 Year Compound Growth (p)        1.3 %           N/A %       (100.0) %        (8.5) %        0.6 %          0.4 %         24.6 %

                              Cash and
                                Cash             Net           Total
                              Equiv. (m)       P, P & E      Assets (n)
                              ----------       --------      ----------
LTM (r)                       $  65.2          $ 201.2        $ 693.0
LTM - Previous Year (o)       $ 198.0          $ 197.6        $ 701.9

LFY (r)                          65.2            201.2          693.0
LFY-1                           198.0            197.6          701.9
LFY-2                           112.6            145.1          475.8
LFY-3                            96.5            144.9          457.7
LFY-4                           147.4            151.8          434.7
LFY-5                           152.5            146.6          398.2

4 Year Compound Growth (p)      (18.5) %           7.3 %         12.4 %

-------------------------
(a) Market capitalization plus total debt and preferred stock less cash and cash equivalents.
(b) For comparative purposes, defined as net income plus depreciation and amortization.
(c)  Primary EPS.
(d)  Source: Institutional Brokers Estimate Survey mean estimate.
(e) Earnings before interest, taxes, and amortization of selected intangibles. Selected intangible assets consist of goodwill, trademarks and non-compete agreements.
(f) For comparative purposes, defined as earnings before interest and taxes plus depreciation and amortization.
(g)  Depreciation and amortization as shown on the cash flow statement.
(h)  Defined as total interest expense less interest income.

Continued on Next page

                                                                     Page 2 of 2
TREADCO
COMPARISON OF SELECTED PUBLICLY-TRADED COMPARABLE COMPANIES
================================================================================

Company Name:             BANDAG INC


                                       As a Percentage of Revenue
                    ----------------------------------------------------------
                    Gross               Deprec.               Cash       Net
                    Profit   EBITA(a)  & Amort.   EBITDA(b)   Flow(c)   Income
                    ------   --------  --------   ---------   -------   ------
LTM                  38.6 %   10.1 %     3.4 %      12.6 %     8.7 %     5.3 %

LFY                  38.6     10.1       3.4        12.6       8.7       5.3
LFY-1                41.4     15.8       4.5        20.0      13.6       9.1
LFY-2                41.6     17.6       4.6        22.0      15.4      10.8
LFY-3                40.2     21.4       4.7        25.9      17.8      13.1
LFY-4                42.0     23.4       5.4        28.8      19.9      14.4

5 Year Average       40.7 %   17.6 %     4.5 %      21.9 %    15.1 %    10.6 %


                               Return on Average                             Percent of Long-Term Capitalization(d)
                    -------------------------------------------              --------------------------------------
                                          Total                   EBITDA/                                            Total Debt/
                    Common              Long-Term     Total         Net          Common  Preferred    Long-Term         Total
                    Equity    Assets    Capital(d)   Capital(e)   Interest       Equity    Equity      Debt(f)      Capitalization
                    ------    ------    ----------   ----------   --------       ------    ------      -------      --------------
LTM                 12.6 %     8.3 %      11.1 %      10.1 %       54.9 x        100.0 %    --   %      --   %            1.3 %

LFY                 12.6       8.3        11.1        10.1         54.9          100.0      --          --                1.3
LFY-1               17.1      12.7        14.9        13.5         49.3           79.0      --          21.0             32.5
LFY-2               20.1      17.5        19.6        19.5        134.8           97.6      --           2.4              2.9
LFY-3               23.3      21.7        22.6        22.3         97.8           97.1      --           2.9              3.6
LFY-4               22.2      22.6        21.6        21.1         88.1           97.3      --           2.7              4.5

5 Year Average      19.1 %    16.6 %      18.0 %      17.3 %       85.0 x         94.2 %    --   %       5.8 %            8.9 %


------------------------------------
(a) Earnings before interest, taxes, and amortization of selected intangibles. Selected intangible assets consist of goodwill, trademarks and non-compete agreements.
(b) For comparative purposes, defined as earnings before interest and taxes plus depreciation and amortization
(c) For comparative purposes, defined as net income plus depreciation and amortization.
(d)  Does not include short-term debt.
(e)  Includes short-term debt.
(f)  Includes capitalized leases and redeemable preferred stock.


Continued From Previous Page
------------------------------------

(i)  Includes capitalized leases and redeemable preferred stock.
(j)  Does not include short-term debt.
(k)  Includes short-term debt.
(l) Defined as total current assets less cash and cash equivalents minus current liabilities less short-term debt.
(m)  Includes short-term, marketable securities.
(n)  Excludes cash and cash equivalents
(o)  Used to calculate average return figures and LTM return figures.
(p) Growth calculated for same period, LFY-4 through LFY, as income statement growth calculations.
(q) Excludes gain on sale of marketable securities of $95.1 million and a non-recurring charge of $16.5 million tax effected at 40%.
(r)  Third quarter data used since 12/31/98 balance sheet not available.

                                                                     Page 1 of 2
TREADCO
COMPARISON OF SELECTED PUBLICLY-TRADED COMPARABLE COMPANIES
================================================================================
(Dollars in Millions, Except Per Share)

Ticker                                             SPD
Company Name                      STANDARD PRODUCTS CO      The Standard Products Co. makes rubber and
                                                            plastic engineering and high-volume production
Latest Market Price as of         3/10/99      $ 15.63      processes for automotive original equipment
               52 Week High       4/21/98        35.88      manufacturers, and the appliance, construction
               52 Week Low       10/21/98        14.25      and marine industries; and makes precure and       TWO-YEAR HISTORICAL
                                                            old cure tread rubber for the truck tire         STOCK PRICE PERFORMANCE
Shares Outstanding                                16.1      retreading industry.
Options Outstanding                                0.8                                                               [CHART]
Weighted Average Exercise Price                $ 27.44      Market Capitalization/
                                                                 LTM Net Income                     6.8 x
Market Capitalization                          $ 251.2           I/B/E/S Projected Current EPS      7.8
Total Market Capitalization (a)                  454.9           I/B/E/S Projected Next Fiscal EPS  6.3
                                                                 LTM Common Equity                  0.9
Latest Twelve Months Ended                       12/98           LTM Cash Flow (b)                  2.8
Latest Fiscal Year Ended                          6/98
I P O Date                                     11/5/84      Total Market Capitalization (a)/
                                                                 LTM EBITA (e)                      7.0 x
I/B/E/S Projected Current EPS (c)(d)           $  2.00           LTM EBITDA (f)                     4.0
I/B/E/S Projected Next Fiscal EPS (c)(d)       $  2.48           LTM Revenue                        0.4

                                             Gross         Net Other                     Deprec.                     Net Interest
                              Revenue        Profit         Income        EBITA (e)     & Amort (g)    EBITDA (f)     Expense (h)
                              -------        ------        ---------      ---------     -----------    ----------    ------------
LTM                          $1,080.6        $ 152.2        $ (3.4)        $ 64.6         $52.6         $114.7          $12.8

LFY                           1,101.3          166.0          (7.0)          83.0          55.1          135.6           12.4
LFY-1                         1,108.3          145.5           0.1           81.9 (r)      53.1 (r)      129.5           12.9
LFY-2                         1,083.9          108.5           4.6           46.9          52.5           95.3           14.9
LFY-3                           995.9           99.5          (0.2)          34.6 (s)      46.8           77.3           13.0
LFY-4                           872.4          119.4           2.1           61.3 (s)      40.5           97.7            9.1

4 Year Compound Growth            6.0 %          8.6 %         N/A  %         7.9 %         8.0 %          8.5 %          8.0 %

                               Net            Cash            Earnings
                              Income         Flow (b)        Per Share (c)
                              ------         --------        -------------
LTM                          $  37.2         $ 89.8            $ 2.31

LFY                             43.4           98.6              2.58
LFY-1                           38.1 (q)       91.3              2.27
LFY-2                           14.6           67.1              0.87
LFY-3                           20.1           66.9              1.20
LFY-4                           33.0           73.5              1.99

4 Year Compound Growth           7.1 %          7.6 %             6.7 %

                                                                                          Total                          Net
                              Common         Preferred      Long-Term     Short-Term     Long-Term        Total        Working
                              Equity          Equity         Debt (i)        Debt        Capital (j)    Capital (k)    Capital (l)
                              -------        ---------       --------     ----------     -----------    -----------    -----------
LTM                           $ 280.8        $   --          $ 142.9        $  60.7       $ 423.8        $ 484.5        $  79.9
LTM - Previous Year (o)       $ 269.0        $   --          $ 121.7        $  19.5       $ 390.8        $ 410.2        $  60.7

LFY                             300.2            --             92.5           29.0         392.6          421.7           51.5
LFY-1                           268.4            --            121.8           20.9         390.2          411.1           60.5
LFY-2                           258.8            --            143.0            3.6         401.8          405.5           57.7
LFY-3                           260.5            --            190.5            6.8         451.0          457.8          104.2
LFY-4                           242.7            --            135.4           12.1         378.1          390.1          100.0
LFY-5                           224.4            --            115.6           13.7         340.0          353.7           87.5

4 Year Compound Growth (p)        5.5 %           N/A %        (9.1) %         24.5 %         0.9 %          2.0 %        (15.3) %

                              Cash and
                                Cash             Net           Total
                              Equiv. (m)       P, P & E      Assets (n)
                              ----------       --------      ----------
LTM                           $  --            $ 349.8        $ 723.4
LTM - Previous Year (o)       $   5.4          $ 303.9        $ 665.2

LFY                               1.6            330.4          682.6
LFY-1                             7.0            303.0          684.9
LFY-2                            --              298.5          684.7
LFY-3                            19.5            269.4          682.3
LFY-4                            --              242.0          624.3
LFY-5                             5.5            224.4          559.3

4 Year Compound Growth (p)        N/A %            8.1 %          2.3 %

-------------------------
(a) Market capitalization plus total debt and preferred stock less cash and cash equivalents
(b) For comparative purposes, defined as net income plus depreciation and amortization.
(c)  Primary EPS.
(d)  Source: Institutional Brokers Estimate Survey mean estimate.
(e) Earnings before interest, taxes, and amortization of selected intangibles. Selected intangible assets consist of goodwill, trademarks and non-compete agreements.
(f) For comparative purposes, defined as earnings before interest and taxes plus depreciation and amortization.
(g)  Depreciation and amortization as shown on the cash flow statement.
(h)  Defined as total interest expense less interest income.

Continued on Next page

                                                                     Page 2 of 2
TREADCO
COMPARISON OF SELECTED PUBLICLY-TRADED COMPARABLE COMPANIES
================================================================================

Company Name:             STANDARD PRODUCTS CO


                                       As a Percentage of Revenue
                    ----------------------------------------------------------
                    Gross               Deprec.               Cash       Net
                    Profit   EBITA(a)  & Amort.   EBITDA(b)   Flow(c)   Income
                    ------   --------  --------   ---------   -------   ------
LTM                  14.1 %    6.0 %     4.9 %      10.6 %     8.3 %     3.4 %

LFY                  15.1      7.5       5.0        12.3       9.0       3.9
LFY-1                13.1      7.4       4.8        11.7       8.2       3.4
LFY-2                10.0      4.3       4.8         8.8       6.2       1.3
LFY-3                10.0      3.5       4.7         7.8       6.7       2.0
LFY-4                13.7      7.0       4.6        11.2       8.4       3.8

5 Year Average       12.4 %    6.0 %     4.8 %      10.4 %     7.7 %     2.9 %


                               Returns on Average                            Percent of Long Term Capitalization(d)
                    -------------------------------------------              --------------------------------------
                                          Total                   EBITDA/                                            Total Debt/
                    Common              Long-Term     Total         Net          Common  Preferred    Long-Term         Total
                    Equity    Assets    Capital(d)   Capital(e)   Interest       Equity    Equity      Debt(f)      Capitalization
                    ------    ------    ----------   ----------   --------       ------    ------      -------      --------------
LTM                 13.5 %     5.4 %       9.1 %       8.3 %        9.0 x        66.3 %     --   %      33.7 %           42.0 %

LFY                 15.3       6.4        11.1        10.4         10.9          76.5       --          23.5             28.8
LFY-1               14.5       5.6         9.6         9.3         10.0          68.8       --          31.2             34.7
LFY-2                5.6       2.1         3.4         3.4          6.4          64.4       --          35.6             36.2
LFY-3                8.0       3.1         4.8         4.7          5.9          57.8       --          42.2             43.1
LFY-4               14.1       5.6         9.2         8.9         10.7          64.2       --          35.8             37.8

5 Year Average      11.5 %     4.5 %       7.6 %       7.4 %        8.8 x        66.3 %     --   %      33.7 %           36.1 %


------------------------------------
(a) Earnings before interest, taxes, and amortization of selected intangibles. Selected intangible assets consist of goodwill, trademarks and non-compete agreements.
(b) For comparative purposes, defined as earnings before interest and taxes plus depreciation and amortization.
(c) For comparative purposes, defined as net income plus depreciation and amortization.
(d)  Does not include short-term debt.
(e)  Includes short-term debt.
(f)  Includes capitalized leases and redeemable preferred stock.


Continued From Previous Page
------------------------------------

(i)  Includes capitalized leases and redeemable preferred stock.
(j)  Does not include short-term debt.
(k)  Includes short-term debt.
(l) Defined as total current assets less cash and cash equivalents minus current liabilities less short-term debt.
(m)  Includes short-term, marketable securities.
(n)  Excludes cash and cash equivalents.
(o)  Used to calculate average return figures and LTM return figures.
(p) Growth calculated for same period, LFY-4 through LFY, as income statement growth calculations.
(q) Goodwill amortization was calculated from the differences in balance sheet totals less any additional goodwill acquired that year.
(r)  Excludes non-recurring charge of $17.7 million.
(s) Goodwill amortization totals were taken from 1996 due to inadequate disclosure to determine the annual figures.

TREADCO
COMPARISON OF SELECTED PUBLICLY-TRADED COMPARABLE COMPANIES
================================================================================
(Dollars in Millions, Except Per Share)

Ticker                                             CTR
Company Name                      COOPER TIRE & RUBBER        COOPER TIRE & RUBBER CO. makes and
                                                            sells automobile, truck and motorcycle
Latest Market Price as of         3/10/99     $  20.13      tires, inner tubes, vibration control
               52 Week High       3/20/98        25.31      systems, hose and hose assemblies, and
               52 Week Low       10/13/98        15.44      automotive sealing for the transportation          TWO-YEAR HISTORICAL
                                                            industry.                                        STOCK PRICE PERFORMANCE
Shares Outstanding                                77.7
Options Outstanding                                0.8                                                               [CHART]
Weighted Average Exercise Price               $  21.59      Market Capitalization/
                                                                 LTM Net Income                      12.3 x
Market Capitalization                         $1,562.8           I/B/E/S Projected Current EPS       11.3
Total Market Capitalization (a)                1,734.5           I/B/E/S Projected Next Fiscal EPS   10.9
                                                                 LTM Common Equity                    1.8
Latest Twelve Months Ended                       12/98           LTM Cash Flow (b)                    7.1
Latest Fiscal Year Ended                         12/98
I P O Date                                     11/5/84      Total Market Capitalization (a)/
                                                                 LTM EBITA (e)                        8.1 x
I/B/E/S Projected Current EPS (c)(d)           $  1.78           LTM EBITDA (f)                       5.6
I/B/E/S Projected Next Fiscal EPS (c)(d)       $  1.85           LTM Revenue                          0.9

                                             Gross         Net Other                     Deprec.                     Net Interest
                              Revenue        Profit         Income        EBITA (e)     & Amort (g)    EBITDA (f)     Expense (h)
                              -------        ------        ---------      ---------     -----------    ----------    ------------
LTM                         $ 1,876.1        $ 330.6        $  3.6         $ 213.4         $ 94.5       $ 307.9        $ 15.2

LFY                           1,876.1          330.6           3.6           213.4           94.5         307.9          15.2
LFY-1                         1,813.0          314.6           3.9           212.9           94.5         307.4          15.7
LFY-2                         1,619.3          252.8           0.8           173.7           76.8         250.6           1.7
LFY-3                         1,493.6          250.7           3.8           180.8           63.3         244.1           0.7
LFY-4                         1,403.2          277.3           2.3           210.8           55.6         266.4           2.7

4 Year Compound Growth            7.5 %          4.5 %        12.3  %          0.3 %         14.2 %         3.7 %        54.4 %

                               Net            Cash            Earnings
                              Income         Flow (b)        Per Share (c)
                              ------         --------        -------------
LTM                          $ 127.0        $ 221.4            $ 1.64

LFY                            127.0          221.4              1.64
LFY-1                          124.9          219.3              1.55
LFY-2                          107.9          184.7              1.30
LFY-3                          112.8          176.1              1.35
LFY-4                          128.5          184.1              1.54

4 Year Compound Growth          (0.3) %         4.7 %             1.6 %

                                                                                          Total                          Net
                              Common         Preferred      Long-Term     Short-Term     Long-Term        Total        Working
                              Equity          Equity         Debt (i)        Debt        Capital (j)    Capital (k)    Capital (l)
                              -------        ---------       --------     ----------     -----------    -----------    -----------
LTM                           $ 867.9        $   --          $ 205.3        $   8.4      $ 1,073.2     $ 1,081.6        $ 342.9
LTM - Previous Year (o)         833.6            --            205.5           11.3        1,039.1       1,050.4          312.6

LFY                             867.9            --            205.3            8.4        1,073.2       1,081.6          342.9
LFY-1                           833.6            --            205.5           11.3        1,039.1       1,050.4          312.6
LFY-2                           786.6            --             69.5           37.1          856.1         893.2          273.8
LFY-3                           748.8            --             28.6            5.0          777.4         782.4          254.1
LFY-4                           662.1            --             33.6            5.1          695.7         700.8          204.9
LFY-5 (o)                       550.2            --             38.7            5.3          588.9         594.3          184.4

4 Year Compound Growth (p)        7.0 %           N/A %         57.2 %         13.1 %         11.4 %        11.5 %         13.7 %

                              Cash and
                                Cash             Net           Total
                              Equiv. (m)       P, P & E      Assets (n)
                              ----------       --------      ----------
LTM                           $  42.0          $ 885.3        $ 1,499.3
LTM - Previous Year (o)          52.9            860.4          1,443.0

LFY                              42.0            885.3          1,499.3
LFY-1                            52.9            860.4          1,443.0
LFY-2                            19.5            792.4          1,253.6
LFY-3                            23.2            678.9          1,120.5
LFY-4                           103.3            549.6            936.4
LFY-5 (o)                        25.8            527.9            863.8

4 Year Compound Growth (p)      (20.2) %          12.7 %           12.5 %

-------------------------
(a) Market capitalization plus total debt and preferred stock less cash and cash equivalents
(b) For comparative purposes, defined as net income plus depreciation and amortization.
(c)  Primary EPS.
(d)  Source: Institutional Brokers Estimate Survey mean estimate.
(e) Earnings before interest, taxes, and amortization of selected intangibles. Selected intangible assets consist of goodwill, trademarks and non-compete agreements.
(f) For comparative purposes, defined as earnings before interest and taxes plus depreciation and amortization.
(g)  Depreciation and amortization as shown on the cash flow statement.
(h)  Defined as total interest expense less interest income.

Continued on Next page

                                                                     Page 2 of 2
TREADCO
COMPARISON OF SELECTED PUBLICLY-TRADED COMPARABLE COMPANIES
================================================================================

Company Name:             COOPER TIRE & RUBBER


                                       As a Percentage of Revenue
                    ----------------------------------------------------------
                    Gross               Deprec.               Cash       Net
                    Profit   EBITA(a)  & Amort.   EBITDA(b)   Flow(c)   Income
                    ------   --------  --------   ---------   -------   ------
LTM                  17.6 %   11.4 %     5.0 %      16.4 %    11.8 %     6.8 %

LFY                  17.6     11.4       5.0        16.4      11.8       6.8
LFY-1                17.4     11.7       5.2        17.0      12.1       6.9
LFY-2                15.6     10.7       4.7        15.5      11.4       6.7
LFY-3                16.8     12.1       4.2        16.3      11.8       7.6
LFY-4                19.8     15.0       4.0        19.0      13.1       9.2

5 Year Average       17.4 %   12.2 %     4.6 %      16.8 %    12.0 %     7.4 %


                               Returns on Average                            Percent of Long Term Capitalization(d)
                    -------------------------------------------              --------------------------------------
                                          Total                   EBITDA/                                            Total Debt/
                    Common              Long-Term     Total         Net          Common  Preferred    Long-Term         Total
                    Equity    Assets    Capital(d)   Capital(e)   Interest       Equity    Equity      Debt(f)      Capitalization
                    ------    ------    ----------   ----------   --------       ------    ------      -------      --------------
LTM                 14.9 %     8.6 %      12.0 %      11.9 %       20.2 x         80.9 %    --   %      19.1 %           19.8 %

LFY                 14.9       8.6        12.0        11.9         20.2           80.9      --          19.1             19.8
LFY-1               15.4       9.3        13.2        12.8         19.6           80.2      --          19.8             20.6
LFY-2               14.1       9.1        13.2        12.9        151.5           91.9      --           8.1             11.9
LFY-3               16.0      11.0        15.3        15.2        350.2           96.3      --           3.7              4.3
LFY-4               21.2      14.3        20.0        19.8         99.4           95.2      --           4.8              5.5

5 Year Average      16.3 %    10.4 %      14.7 %      14.5 %      128.2 x         88.9 %    --   %      11.1 %           12.4 %


------------------------------------
(a) Earnings before interest, taxes, and amortization of selected intangibles. Selected intangible assets consist of goodwill, trademarks and non-compete agreements.
(b) For comparative purposes, defined as earnings before interest and taxes plus depreciation and amortization.
(c) For comparative purposes, defined as net income plus depreciation and amortization.
(d)  Does not include short-term debt.
(e)  Includes short-term debt.
(f)  Includes capitalized leases and redeemable preferred stock.


Continued From Previous Page
------------------------------------

(i)  Includes capitalized leases and redeemable preferred stock.
(j)  Does not include short-term debt.
(k)  Includes short-term debt.
(l) Defined as total current assets less cash and cash equivalents minus current liabilities less short-term debt.
(m)  Includes short-term, marketable securities.
(n)  Excludes cash and cash equivalents
(o)  Used to calculate average return figures and LTM return figures.
(p) Growth calculated for same period, LFY-4 through LFY, as income statement growth calculations.

                                                                     Page 1 of 2
TREADCO
COMPARISON OF SELECTED PUBLICLY-TRADED COMPARABLE COMPANIES
================================================================================
(Dollars in Millions, Except Per Share)

Ticker                                              GT
Company Name               GOODYEAR TIRE AND RUBBER CO         Goodyear Tire & Rubber Co develops,
                                                            makes and sells tires and related
Latest Market Price as of         3/10/99      $ 50.69      transportation products; participates
               52 Week High       3/31/98        76.75      in various crude oil transportation
               52 Week Low        2/26/99        45.44      and gathering activities, and makes                 TWO-YEAR HISTORICAL
                                                            various industrial rubber and chemical           STOCK PRICE PERFORMANCE
Shares Outstanding                               155.9      products.
Options Outstanding                                8.2                                                               [CHART]
Weighted Average Exercise Price                $ 46.86      Market Capitalization/
                                                                 LTM Net Income                    10.1 x
Market Capitalization                         $7,933.2           I/B/E/S Projected Current EPS     11.7
Total Market Capitalization (a)                9,944.0           I/B/E/S Projected Next Fiscal EPS 10.2
                                                                 LTM Common Equity                  2.2
Latest Twelve Months Ended                        9/98           LTM Cash Flow (b)                  6.3
Latest Fiscal Year Ended                         12/97
I P O Date                                     11/5/84      Total Market Capitalization (a)/
                                                                 LTM EBITA (e)                      8.1 x
I/B/E/S Projected Current EPS (c)(d)           $  4.35           LTM EBITDA (f)                     5.8
I/B/E/S Projected Next Fiscal EPS (c)(d)       $  5.00           LTM Revenue                        0.8

                                       Gross         Net Other                     Deprec.                     Net Interest
                         Revenue       Profit         Income        EBITA (e)     & Amort (g)    EBITDA (f)     Expense (h)
                        ---------      --------      ---------      ---------     -----------    ----------    ------------
LTM                     $12,781.0      $3,055.4       $ 63.7         $1,229.6 (q)   $ 477.5        $1,707.1       $ 133.3

LFY                      13,155.1       3,109.2        (35.0)         1,184.7 (q)     469.3         1,654.0         119.5
LFY-1                    13,112.8       3,086.1        (73.1)         1,122.9 (q)     460.8         1,583.7         128.6
LFY-2                    13,165.9       3,072.3        (74.6)         1,060.8         434.9         1,495.7         135.0
LFY-3                    12,288.2       3,016.8        (63.5)           995.1         410.3         1,405.4         129.4
LFY-4                    11,643.4       2,930.4        (61.0)           947.3         392.9         1,340.2         162.4

4 Year Compound Growth        3.1 %         1.5 %      (13.0) %           5.7 %         4.5 %           5.4 %        (7.4) %

                                Net           Cash            Earnings
                               Income        Flow (b)        Per Share (c)
                              --------       --------        -------------
LTM                           $ 786.6 (q)    $1,264.1          $ 5.05

LFY                             717.8 (q)     1,187.1            3.58
LFY-1                           624.9 (q)     1,085.7            0.66
LFY-2                           611.0         1,045.9            4.02
LFY-3                           567.0           977.3            3.75
LFY-4                           488.7           881.6            3.33

4 Year Compound Growth           10.1 %           7.7 %           1.8 %

                                                                                          Total                          Net
                               Common         Preferred      Long-Term     Short-Term     Long-Term        Total        Working
                               Equity          Equity         Debt (i)        Debt        Capital (j)    Capital (k)    Capital (l)
                              ---------       ---------      ---------     ----------     -----------    -----------    -----------
LTM                           $3,669.3       $   --          $1,279.6       $  889.5      $ 4,948.9      $ 5,838.4      $ 2,242.5
LTM - Previous Year (o)        3,540.7           --             927.4          529.8        4,468.1        4,997.9      $ 1,539.3

LFY                            3,395.5           --             844.5          506.7        4,240.0        4,746.7        1,161.0
LFY-1                          3,279.1           --           1,132.2          244.5        4,411.3        4,655.8        1,264.8
LFY-2                          3,281.7           --           1,320.0          226.7        4,601.7        4,828.4        1,063.7
LFY-3                          2,803.2           --           1,108.7          226.9        3,911.9        4,138.8          771.5
LFY-4                          2,300.8           --           1,065.9          354.1        3,366.7        3,720.8          865.3
LFY-5 (o)                      1,930.3           --           1,471.1          473.6        3,401.4        3,875.0          833.1

4 Year Compound Growth (p)        10.2 %          N/A %          (5.7) %         9.4 %          5.9 %          6.3 %          7.6 %

                              Cash and
                                Cash             Net           Total
                              Equiv. (m)       P, P & E      Assets (n)
                              ----------       --------      ----------
LTM                           $ 158.3          $4,058.2      $10,520.9
LTM - Previous Year (o)         226.7           4,011.0        9,824.5

LFY                             258.6           4,149.7        9,658.8
LFY-1                           238.5           4,067.9        9,433.3
LFY-2                           268.3           4,561.2        9,521.3
LFY-3                           250.9           4,382.8        8,872.4
LFY-4                           227.7           4,287.9        8,208.4
LFY-5 (o)                       304.0           4,363.6        8,259.7

4 Year Compound Growth (p)        3.2 %            (0.8) %         4.2 %

-------------------------
(a) Market capitalization plus total debt and preferred stock less cash and cash equivalents.
(b) For comparative purposes, defined as net income plus depreciation and amortization.
(c)  Primary EPS.
(d)  Source: Institutional Brokers Estimate Survey mean estimate.
(e) Earnings before interest, taxes, and amortization of selected intangibles. Selected intangible assets consist of goodwill, trademarks and non-compete agreements.
(f) For comparative purposes, defined as earnings before interest and taxes plus depreciation and amortization.
(g)  Depreciation and amortization as shown on the cash flow statement.
(h)  Defined as total interest expense less interest income.

Continued on Next page

                                                                     Page 2 of 2
TREADCO
COMPARISON OF SELECTED PUBLICLY-TRADED COMPARABLE COMPANIES
================================================================================

Company Name:             GOODYEAR TIRE & RUBBER CO


                                       As a Percentage of Revenue
                    ----------------------------------------------------------
                    Gross               Deprec.               Cash       Net
                    Profit   EBITA(a)  & Amort.   EBITDA(b)   Flow(c)   Income
                    ------   --------  --------   ---------   -------   ------
LTM                  23.9 %    9.6 %     3.7 %      13.4 %     9.9 %     6.2 %

LFY                  23.6      9.0       3.6        12.6       9.0       5.5
LFY-1                23.5      8.6       3.5        12.1       8.3       4.8
LFY-2                23.3      8.1       3.3        11.4       7.9       4.6
LFY-3                24.6      8.1       3.3        11.4       8.0       4.6
LFY-4                25.2      8.1       3.4        11.5       7.6       4.2

5 Year Average       24.0 %    8.4 %     3.4 %      11.8 %     8.2 %     4.7 %


                               Returns on Average                            Percent of Long Term Capitalization(d)
                    -------------------------------------------              --------------------------------------
                                          Total                   EBITDA/                                            Total Debt/
                    Common              Long-Term     Total         Net          Common  Preferred    Long-Term         Total
                    Equity    Assets    Capital(d)   Capital(e)   Interest       Equity    Equity      Debt(f)      Capitalization
                    ------    ------    ----------   ----------   --------       ------    ------      -------      --------------
LTM                 21.8 %     7.7 %      16.7 %      14.5 %       12.8 x         74.1 %    --   %      25.9 %           37.2 %

LFY                 21.5       7.5        16.6        15.3         13.8           80.1      --          19.9             28.5
LFY-1               19.0       6.6        13.9        13.2         12.3           74.3      --          28.7             29.6
LFY-2               20.1       6.6        14.4        13.6         11.1           71.3      --          28.7             32.0
LFY-3               22.2       6.6        15.6        14.4         10.9           71.7      --          28.3             32.3
LFY-4               23.1       5.9        14.4        12.9          8.3           68.3      --          31.7             38.2

5 Year Average      21.2 %     6.7 %      15.0 %      13.9 %       11.3 x         73.1 %    --   %      26.9 %           32.1 %


------------------------------------
(a) Earnings before interest, taxes, and amortization of selected intangibles. Selected intangible assets consist of goodwill, trademarks and non-compete agreements.
(b) For comparative purposes, defined as earnings before interest and taxes plus depreciation and amortization.
(c) For comparative purposes, defined as net income plus depreciation and amortization.
(d)  Does not include short-term debt.
(e)  Includes short-term debt.
(f)  Includes capitalized leases and redeemable preferred stock.


Continued From Previous Page
------------------------------------

(i)  Includes capitalized leases and redeemable preferred stock.
(j)  Does not include short-term debt.
(k)  Includes short-term debt.
(l) Defined as total current assets less cash and cash equivalents minus current liabilities less short-term debt.
(m)  Includes short-term, marketable securities.
(n)  Excludes cash and cash equivalents.
(o)  Used to calculate average return figures and LTM return figures.
(p) Growth calculated for same period, LFY-4 through LFY, as income statement growth calculations.
(q) Excludes one time charges of $265.2 million and $872.0 million in 1997 and 1996.

================================================================================


                                   APPENDIX C

                            COMPARABLE ACQUISITIONS


================================================================================

Stephens Inc.

                                    TREADCO
                  Analysis of Selected Comparable Acquisitions


Acquiror:             Goodyear Tire & Rubber

Target:               Brad Ragan, Inc.              Announcement Date:  10/23/97
Target's Location:    Charlotte, North Carolina     Closing Date:       12/24/98

                                              Date         Stock Price   Premium
Transaction Value(a):           $ 81.6        ----         -----------   -------
Total Transaction Value:        $121.3        Offer Price    $37.25
                                              1 Day Prior     30.00       24.2%
                                              30 Days Prior   29.00       28.4%

TARGET SUMMARY

     Brad Ragan, Inc. distributes new and retreaded off-the-road and trucktires through a network of 53 commercial outlets in 19 states. The company operates a chain of 116 retail stores in the southeast, featuring products and services for auto and home use.

TRANSACTION SUMMARY

     Goodyear acquired the remaining 556,924 shares of Brad Ragan, Inc. common stock it previously did not own for a cash purchase price of $37.25 per share. Shareholders of Brad Ragan, Inc. approved the sale per an agreement and Plan of Share Exchange between the companies.

TRANSACTION MULTIPLES

          Latest Twelve Months Ended September 30, 1998,
                       (Dollars in Millions)                            Transaction Value(a)
          ----------------------------------------------         ---------------------------------      -------
           Net             Stockholders'          Cash            Net             Stockholders'          Cash
          Income               Equity            Flow(c)         Income               Equity            Flow(c)
          ------           -------------         -------         ------           -------------         -------

LTM       $ 1.8                $49.4               $4.3          46.4 x                1.7 x             19.0 x

LFY         1.4                 48.2                3.7

                                                                        Total Transaction Value(b)
                                                                 -------------------------------------- -------
           Total                                                  Total
          Revenues             EBITA             EBITDA          Revenues             EBITA             EBITDA
          --------         -------------         -------         --------         -------------         -------

LTM        $267.7              $ 6.0               $8.6           0.5 x               20.1 x             14.1 x

LFY         259.6                5.3                7.5

---------------
(a) As discussed in a Bloomberg acquisition detail.
(b) Defined as transaction value plus net debt assumed of $39.7.
(c) Defined as net income plus depreciation and amortization.

Stephens Inc.

                                    TREADCO
                  Analysis of Selected Comparable Acquisitions


Acquiror:             TBC Corporation

Target:               Big O Tires                   Announcement Date:  05/02/96
Target's Location:    Englewood, Colorado           Closing Date:       07/15/96

                                             Date          Stock Price   Premium
Transaction Value(a):           $56.0        ----          -----------   -------
Total Transaction Value(b):     $69.8        Offer Price     $16.47
                                             1 Day Prior      15.31        7.6%
                                             30 Days Prior    14.50       13.6%

TARGET SUMMARY

     Big O Tires franchises Big O Tire retail stores and supplies them with tires, wheels and related replacement automotive parts. The Company is active in promoting certain programs and sales techniques to its franchises.

TRANSACTION SUMMARY

     Under the terms of the agreement, Big O stockholders received $16.47 in cash for each share. Big O had 3.4 million shares outstanding, and the total value of the transaction including assumptions of certain long-term liabilities is approximately $56 million. TBC Corporation acquired all outstanding shares of Big O Tires.

TRANSACTION MULTIPLES

              Latest Twelve Months Ended March 31, 1996
                       (Dollars in Millions)                            Transaction Value(a)
          ----------------------------------------------         ----------------------------------     -------
           Net             Stockholders'          Cash            Net             Stockholders'          Cash
          Income               Equity            Flow(c)         Income               Equity            Flow(c)
          ------           -------------         -------         ------           -------------         -------

LTM       $ 1.9                $38.3               $3.1          29.6 x                1.5 x             17.8 x

LFY         1.5                 37.4                2.8

                                                                        Transaction Value(b)
                                                                 ----------------------------------     -------
           Total                                                  Total
          Revenues             EBITA             EBITDA          Revenues             EBITA             EBITDA
          --------         -------------         -------         --------         -------------         -------

LTM        $146.1              $ 7.6               $8.8           0.5 x                9.2 x              7.9 x

LFY         142.1                7.2                8.5

---------------
(a) As discussed in a Business Editors press release dated 07/10/96.
(b) Defined as transaction value plus net debt assumed of            $13.8.
(c) Defined as net income plus depreciation and amortization.

Stephens Inc.

                                    TREADCO
                  Analysis of Selected Comparable Acquisitions


Acquiror:             Cooper Tire & Rubber

Target:               Avon Tyres plc                Announcement Date:  02/18/97
Target's Location:    United Kingdom                Closing Date:       03/01/97

                                             Date           Stock Price  Premium
Transaction Value(a):          $110.4        ----           -----------  -------
Total Transaction Value(b):    $135.5        Offer Price
                                             1 Day Prior    N/A          N/A
                                             30 Days Prior  N/A          N/A

TARGET SUMMARY

     Avon Tyres products include passenger, light and medium truck tires, high performance and racing tires, motorcycle tires, industrial tires, tire retreading and remoulding supplies.

TRANSACTION SUMMARY

     Cooper, through a wholly-owned UK subsidiary, acquired the tire operations of Avon Rubber plc of the United Kingdom. They bought the complete tire business, which includes the land and plants in England, distribution companies in France, Germany and Switzerland and the right to use the Avon name for $110.4 million.

TRANSACTION MULTIPLES

          Latest Twelve Months Ended September 28, 1996
                     (Dollars in Millions)(c)                          Transaction Value(a)
          ----------------------------------------------         ---------------------------------      -------
           Net             Stockholders'          Cash            Net             Stockholders'          Cash
          Income               Equity            Flow(d)         Income               Equity            Flow(d)
          ------           -------------         -------         ------           -------------         -------

LTM       $ 4.9                $70.9              $14.0          22.5 x               1.6 x              7.9 x

LFY         4.9                 70.9               14.0

                                                                       Transaction Value(b)
                                                                 ---------------------------------      -------
           Total                                                  Total
          Revenues             EBITA             EBITDA          Revenues             EBITA             EBITDA
          --------         -------------         -------         --------         -------------         -------

LTM        $173.5              $12.9              $21.9            0.8 x              10.5 x             6.2 x

LFY         173.5               12.9               21.9

---------------
(a) As disclosed in a Business Editors press release dated 07/10/96.
(b) Defined as transaction value plus net debt assumed of             $25.1.
(c) Exchange rate of 1.5655 Dollars per British Pound assumed as of 09/28/96.
(d) Defined as net income plus depreciation and amortization.